                                                                 EXHIBIT 10.42


                                  LEASE AGREEMENT

                                   BY AND BETWEEN

                           AETNA LIFE INSURANCE COMPANY,

                             A CONNECTICUT CORPORATION

                                    AS LANDLORD

                                        AND

                                 AFFYMETRIX, INC.,

                               a Delaware corporation

                                     AS TENANT

                                DATED July 30, 1999

                                    LEASE SUMMARY



                                    PRESENTED TO
                                  AFFYMETRIC, INC.


                                    PRESENTED BY
                                 MICHAEL E. FILICE
                                    JEFF HOUSTON
                                   BRETT HOUSTON
                     CPS, The Commercial Property Service Company
                      475 El Camino Real, santa clara, CA  95050

                                  (408) 615-3400


                                  August 6, 1999

                    PREMISES:     1170 Kifer Road, Sunnyvale

                 SQUARE FEET:     57,649 square feet

           LEASE COMMENCEMENT:    October 1, 1999

            LEASE EXPIRATION:     September 30, 2004

                    LANDLORD:     Aetna Life Insurance Company

       LANDLORD CONTACT NAME:     Insignia/ESG, Inc. (Property Manager)

    LANDLORD CONTRACT NUMBER:     408-288-2900

               TERM OF LEASE:     5 years

TENANT IMPROVEMENT ALLOWANCE:     $576,490.00

                INITIAL RENT:     $1.85 per square foot, NNN ($106,650.65/mo.)

            RENT ADJUSTMENTS:     Four percent (4%) annual

            SECURITY DEPOSIT:     $498,087.36

                     OPTIONS:     Option to Renew (Par. 49) & Right of First
                                  Offer (Par. 50)

                                  TABLE OF CONTENTS


                                                                        Page
                                                                        ----
Basic Lease Information. . . . . . . . . . . . . . . . . . . . . . . . .  iv

 1.   Demise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

 2.   Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

 3.   Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

 4.   Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

 5.   Utility Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 10

 6.   Late Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

 7.   Security Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . 11

 8.   Possession. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

 9.   Use Of Premises . . . . . . . . . . . . . . . . . . . . . . . . . . 13

10.   Acceptance Of Premises  . . . . . . . . . . . . . . . . . . . . . . 15

11.   Surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

12.   Alterations And Additions . . . . . . . . . . . . . . . . . . . . . 16

13.   Maintenance and Repairs Of Premises . . . . . . . . . . . . . . . . 18

14.   Landlord's Insurance. . . . . . . . . . . . . . . . . . . . . . . . 20

15.   Tenant's Insurance. . . . . . . . . . . . . . . . . . . . . . . . . 20

16.   Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . 21

17.   Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

18.   Signs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

19.   Free From Liens . . . . . . . . . . . . . . . . . . . . . . . . . . 23

20.   Entry By Landlord . . . . . . . . . . . . . . . . . . . . . . . . . 24

21.   Destruction And Damage. . . . . . . . . . . . . . . . . . . . . . . 24

22.   Condemnation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

23.   Assignment And Subletting . . . . . . . . . . . . . . . . . . . . . 27

24.   Tenant's Default. . . . . . . . . . . . . . . . . . . . . . . . . . 31


                                       i


25.   Landlord's Remedies . . . . . . . . . . . . . . . . . . . . . . . . 33

26.   Landlord's Right to Perform Tenant's Obligations. . . . . . . . . . 36

27.   Attorney's Fees . . . . . . . . . . . . . . . . . . . . . . . . . . 37

28.   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

29.   Effect Of Conveyance. . . . . . . . . . . . . . . . . . . . . . . . 37

30.   Tenant's Estoppel Certificate . . . . . . . . . . . . . . . . . . . 37

31.   Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . 38

32.   Environmental Covenants . . . . . . . . . . . . . . . . . . . . . . 39

33.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

34.   Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

35.   Holding Over. . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

36.   Successors And Assigns. . . . . . . . . . . . . . . . . . . . . . . 44

37.   Time. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

38.   Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

39.   Limitation Of Liability . . . . . . . . . . . . . . . . . . . . . . 44

40.   Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . 45

41.   Rules And Regulations . . . . . . . . . . . . . . . . . . . . . . . 45

42.   Mortgagee Protection. . . . . . . . . . . . . . . . . . . . . . . . 45

43.   Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . 46

44.   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46

45.   Construction. . . . . . . . . . . . . . . . . . . . . . . . . . . . 46

46.   Representations And Warranties Of Tenant. . . . . . . . . . . . . . 46

47.   Security. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47

48.   Jury Trial Waiver . . . . . . . . . . . . . . . . . . . . . . . . . 47

49.   Option to Renew . . . . . . . . . . . . . . . . . . . . . . . . . . 48

50.   Right of First Offer. . . . . . . . . . . . . . . . . . . . . . . . 48

        EXHIBIT
           A    Diagram of the Premises

           B    Tenant Improvements

          B-1  Preliminary Space Plans

          B-2  Final Plans and Specifications for Tenant Improvements

           C    Commencement and Expiration Date Memorandum

           D    Rules and Regulations

           E    Sign Criteria

           F    Hazardous Materials Disclosure Certificate

                                  LEASE AGREEMENT

                              BASIC LEASE INFORMATION

-------------------------------------------------------------------------------
             LEASE DATE: July 30, 1999
-------------------------------------------------------------------------------
               LANDLORD: AETNA LIFE INSURANCE COMPANY,
                         a Connecticut corporation
-------------------------------------------------------------------------------
     LANDLORD'S ADDRESS: c/o Allegis Realty Investors LLC
                         455 Market Street, Suite 1540
                         San Francisco, California 94105
                         Attention:  Asset Manager
                                     Kifer Technology Center
-------------------------------------------------------------------------------
                         ALL NOTICES SENT TO LANDLORD UNDER THIS LEASE SHALL
                         BE SENT TO THE ABOVE ADDRESS, WITH COPIES TO:

                         Insignia/ESG, Inc.
                         160 West Santa Clara Street, Suite 1350
                         San Jose, California  95113
                         Attention:  Property Manager
                                     Kifer Technology Center
-------------------------------------------------------------------------------
                 TENANT: AFFYMETRIX, INC.,
                         a Delaware corporation
-------------------------------------------------------------------------------
TENANT'S CONTACT PERSON: Mr. Greg Bussey
-------------------------------------------------------------------------------
   TENANT'S ADDRESS AND  3380 Central Expressway
      TELEPHONE NUMBER:  Santa Clara, California  95051
                         (408) 731-5000
-------------------------------------------------------------------------------
        PREMISES SQUARE  Approximately Fifty Seven Thousand Six Hundred Forty-
               FOOTAGE:  Nine (57,649) rentable square feet
-------------------------------------------------------------------------------
      PREMISES ADDRESS:  1170 Kifer Road
                         Sunnyvale, California
-------------------------------------------------------------------------------
               PROJECT:  Kifer Technology Center, 1150-1170 Kifer Road,
                         Sunnyvale, California, together with the land on
                         which the Project is situated and all Common Areas
-------------------------------------------------------------------------------
   BUILDING (IF NOT THE  1170 Kifer Road
  SAME AS THE PROJECT):  Sunnyvale, California
-------------------------------------------------------------------------------


                                       iv



-------------------------------------------------------------------------------
  TENANT'S PROPORTIONATE
       SHARE OF PROJECT:  56.4%
-------------------------------------------------------------------------------
  TENANT'S PROPORTIONATE
      SHARE OF BUILDING:  100%
-------------------------------------------------------------------------------
         LENGTH OF TERM:  Sixty (60) months
-------------------------------------------------------------------------------
  ESTIMATED COMMENCEMENT
                   DATE: October 1, 1999
-------------------------------------------------------------------------------
    ESTIMATED EXPIRATION
                   DATE: Secptember 30, 2004
-------------------------------------------------------------------------------
      MONTHLY BASE RENT:                           MONTHLY BASE   MONTHLY BASE
                           MONTHS     SQ. FT.          RATE           RENT
-------------------------------------------------------------------------------
                            1-12      57,649         x $1.85      = $106,650.65
-------------------------------------------------------------------------------
                            13-24     57,649         x $1.92      = $110,686.08
-------------------------------------------------------------------------------
                            25-36     57,649         x $2.00      = $115,298.00
-------------------------------------------------------------------------------
                            37-48     57,649         x $2.08      = $119,909.92
-------------------------------------------------------------------------------
                            49-60     57,649         x $2.16      = $124,521.84
-------------------------------------------------------------------------------
      PREPAID BASE RENT:  One Hundred Six Thousand Six Hundred Fifty and 65/100
                          Dollars ($106,650.65)
-------------------------------------------------------------------------------
      PREPAID ADDITIONAL  Sixteen Thousand Seven Hundred Seventeen Dollars
                   RENT:  ($16,717.00)
-------------------------------------------------------------------------------
  MONTH TO WHICH PREPAID
           BASE RENT AND
    ADDITIONAL RENT WILL
             BE APPLIED:  First (1st) month of the Term
-------------------------------------------------------------------------------
       SECURITY DEPOSIT:  Four Hundred Ninety Eight Thousand Eighty-Seven and
                          36/100 Dollars ($498,087.36)
-------------------------------------------------------------------------------
          PERMITTED USE:  General office, engineering and research and development for probe array systems.
-------------------------------------------------------------------------------
      UNRESERVED PARKING  Two Hundred Thirty-One (231) nonexclusive and
                 SPACES:  undesignated parking spaces
-------------------------------------------------------------------------------

                                       v



-------------------------------------------------------------------------------
                 BROKER:  CPS
-------------------------------------------------------------------------------
     TENANT IMPROVEMENTS  Five Hundred Seventy Six Thousand Four Hundred Ninety
              ALLOWANCE:  Dollars ($576,490.00)
-------------------------------------------------------------------------------

                                  LEASE AGREEMENT

     THIS LEASE AGREEMENT is made and entered into by and between Landlord and Tenant on the Lease Date. The defined terms used in this Lease which are defined in the Basic Lease Information attached to this Lease Agreement ("BASIC LEASE INFORMATION") shall have the meaning and definition given them in the Basic Lease Information. The Basic Lease Information, the exhibits, the addendum or addenda described in the Basic Lease Information, and this Lease Agreement are and shall be construed as a single instrument and are referred to herein as the "LEASE".

1.   DEMISE

     In consideration for the rents and all other charges and payments payable by Tenant, and for the agreements, terms and conditions to be performed by Tenant in this Lease, LANDLORD DOES HEREBY LEASE TO TENANT, AND TENANT DOES HEREBY HIRE AND TAKE FROM LANDLORD, the Premises described below (the "PREMISES"), upon the agreements, terms and conditions of this Lease for the Term hereinafter stated.

2.   PREMISES

     The Premises demised by this Lease is located in that certain building (the "BUILDING") specified in the Basic Lease Information, which Building is located in that certain real estate development (the "PROJECT") specified in the Basic Lease Information. The Premises has the address and contains the square footage specified in the Basic Lease Information. The location and dimensions of the Premises are depicted on EXHIBIT A, which is attached hereto and incorporated herein by this reference; provided, however, that any statement of square footage set forth in this Lease, or that may have been used in calculating any of the economic terms hereof, is an approximation which Landlord and Tenant agree is reasonable and, except as expressly set forth in Paragraph 4(c)(3) below, no economic terms based thereon shall be subject to revision whether or not the actual square footage is more or less.
 Tenant shall have the non-exclusive right (in common with the other tenants, Landlord and any other person granted use by Landlord) to use the Common Areas (as hereinafter defined), except that, with respect to parking, Tenant shall have only a license to use the number of non-exclusive and undesignated parking spaces set forth in the Basic Lease Information in the Project's parking areas (the "PARKING AREAS"); provided, however, that Landlord shall not be required to enforce Tenant's right to use such parking spaces; and, provided further, that the number of parking spaces allocated to Tenant hereunder shall be reduced on a proportionate basis in the event any of the parking spaces in the Parking Areas are taken or otherwise eliminated as a result of any Condemnation (as hereinafter defined) or casualty event affecting such Parking Areas. Subject to the terms of this Lease, during the Term and the Renewal Term (as hereinafter defined), Landlord shall not terminate Tenant's license to use the Parking Areas or Tenant's right to use the Common Areas unless this Lease is terminated in accordance with its terms. No easement for light or air is incorporated in the Premises. For purposes of this Lease, the term "COMMON AREAS" shall mean all areas and facilities outside the Premises and within the exterior boundary line of the Project that are provided and designated by Landlord for the non-exclusive use of Landlord, Tenant and other tenants of the Project and their respective employees, guests and invitees.

     The Premises demised by this Lease shall include the Tenant Improvements (as that term is defined in the tenant improvement work agreement attached hereto as EXHIBIT B) to be constructed by Landlord within the interior of the Premises. Landlord shall construct the Tenant Improvements on the terms and conditions set forth in EXHIBIT B. Landlord and Tenant agree to and shall be bound by the terms and conditions of EXHIBIT B.

     Landlord has the right, in its sole discretion, from time to time, to:
(a) make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces (but changes in the number of parking spaces shall not reduce the number of spaces allocated to Tenant except as a result of any Condemnation or casualty event), Parking Areas, ingress, egress, direction of driveways, entrances, corridors and walkways; (b) close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) add additional buildings and improvements to the Common Areas or remove existing buildings or improvements therefrom; (d) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof; and (e) do and perform any other acts or make any other changes in, to or with respect to the Common Areas and the Project as Landlord may, in its sole discretion, deem to be appropriate.

3.   TERM

     The term of this Lease (the "TERM") shall be for the period of months specified in the Basic Lease Information, commencing on the earliest to occur of the following dates (the "COMMENCEMENT DATE"):

     (a) The date the Tenant Improvements are approved by the appropriate governmental agency as being in accordance with its building code and the building permit issued for such improvements, as evidenced by the issuance of a final building inspection approval; or

     (b) The date the Architect and Contractor (as such terms are defined in EXHIBIT B hereto) have both certified in writing to Tenant that the Tenant Improvements have been substantially completed in accordance with the plans and specifications therefor; or

     (c) The date Tenant commences occupancy of the Premises; provided, however, that Tenant shall not be deemed to have commenced occupancy of the Premises for purposes of this Paragraph 3(c) if Tenant enters upon the Premises prior to the Commencement Date solely for the purpose of installing Tenant's Property in accordance with Paragraph 8(b) below.

     In the event the actual Commencement Date, as determined pursuant to the foregoing, is a date other than the Estimated Commencement Date specified in the Basic Lease Information, then Landlord and Tenant shall promptly execute a Commencement and Expiration Date Memorandum in the form attached hereto as EXHIBIT C, wherein the parties shall specify the Commencement Date, the date on which the Term expires (the "EXPIRATION DATE") and the date on which Tenant is to commence paying Rent. If Tenant exercises the Renewal Option (as hereinafter defined) and extends the Term for the Renewal Term, then the word "Term" as used herein shall include the Renewal Term.

     As soon as reasonably possible after the date on which the Tenant Improvements are substantially complete, Landlord, Tenant and the Contractor shall meet at the Premises at a mutually convenient time and jointly prepare a list of minor, corrective work (so-called "PUNCH LIST ITEMS") to be completed. As soon as possible, but in no event later than forty-five (45) days after the list of Punch List Items is prepared, Landlord shall cause the Contractor to complete the same.

4.   RENT

     (a) BASE RENT. Commencing on the Rent Commencement Date (as hereinafter defined), Tenant shall pay to Landlord, in advance on the first day of each month, without further notice or demand and without offset, rebate, credit or deduction for any reason whatsoever (except as otherwise set forth herein), the monthly installments of rent specified in the Basic Lease Information (the "BASE RENT"). As used herein, "RENT COMMENCEMENT DATE" means the earlier of (i) the Commencement Date, or (ii) October 1, 1999. Tenant acknowledges and agrees that Rent shall be payable hereunder commencing on the Rent Commencement Date, irrespective of whether or not the Tenant Improvements have been completed and the Term has commenced by such date.

     Upon execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent and first monthly installment of estimated Additional Rent (as hereinafter defined) specified in the Basic Lease Information to be applied toward Base Rent and Additional Rent for the month of the Term specified in the Basic Lease Information.

     (b) ADDITIONAL RENT. This Lease is intended to be a triple-net Lease with respect to Landlord; and subject to Paragraph 13(b) below, the Base Rent owing hereunder is (1) to be paid by Tenant absolutely net of all costs and expenses relating to Landlord's ownership and operation of the Project and the Building, and (2) not to be reduced, offset or diminished (except as otherwise set forth herein), directly or indirectly, by any cost, charge or expense payable hereunder by Tenant or by others in connection with the Premises, the Building and/or the Project or any part thereof. The provisions of this Paragraph 4(b) for the payment of Tenant's Proportionate Share(s) of Expenses (as hereinafter defined) are intended to pass on to Tenant its share of all such Expenses.
In addition to the Base Rent, commencing on the Rent Commencement Date, Tenant shall pay to Landlord, in accordance with this Paragraph 4, Tenant's Proportionate Share(s) of all costs and expenses paid or incurred by Landlord in connection with the ownership, operation, maintenance, management and repair of the Premises, the Building and/or the Project or any part thereof (collectively, the "EXPENSES"), including, without limitation, all the following items (the "ADDITIONAL RENT"):

          (1) TAXES AND ASSESSMENTS. All real estate taxes and assessments, which shall include any form of tax, assessment, fee, license fee, business license fee, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is (i) determined by the area of the Premises, the Building and/or the Project or any part thereof, or the Rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of Rent and/or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises, the Building and/or the Project or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises, the Building and/or the Project; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises, the Building and/or the Project, whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area. Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to any cause whatsoever are to be included within the definition of real property taxes for purposes of this Lease. "TAXES AND ASSESSMENTS" shall also include legal and consultants' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce taxes, Landlord specifically reserving the right, but not the obligation, to contest by appropriate legal proceedings the amount or validity of any taxes. In the event Landlord shall hereafter sell or otherwise convey the Building to a transferee who is not a Landlord Affiliate (as hereinafter defined), and if such transferee shall at any time elect in writing not to contest the real estate taxes assessed against the Building for any fiscal year, then Tenant shall have the right at its sole cost and expense to contest such taxes by appropriate proceedings properly conducted, provided that Landlord shall have the right to approve, in its reasonable discretion, the consultants selected by Tenant to prosecute such contest and, provided further, that as a condition precedent to such contest by Tenant, Tenant shall first reasonably demonstrate to Landlord that it is likely that such contest will result in a reduction of the real estate taxes payable with respect to such year. As used herein, "LANDLORD
AFFILIATE" means (i) any party which controls, is controlled by or is under common control with, Aetna Life Insurance Company or Allegis Realty Investors LLC ("ALLEGIS"), (ii) any party for whom Allegis acts as investment advisor or subadvisor (a "Separate Account"), or (iii) any legal entity formed by or on behalf of Allegis or a Separate Account for the purpose of holding title to real property or owned or controlled, directly or indirectly, by Allegis or a Separate Account.

          (2) INSURANCE. All insurance premiums for the Building and/or the Project or any part thereof, including premiums for "all risk" fire and extended coverage insurance, commercial general liability insurance, rent loss or abatement insurance, earthquake insurance, flood or surface water coverage, and other insurance as Landlord deems necessary in its sole discretion, and any deductibles paid under policies of any such insurance; provided, however, that if Landlord shall hereafter sell or otherwise convey the Building to a transferee who is not a Landlord Affiliate, then the premiums for earthquake insurance shall not exceed the premiums generally paid from time to time by similarly-situated owners ("COMPARABLE LANDLORDS") of properties similar to and in the vicinity of the Building ("COMPARABLE PROPERTIES"), and the deductibles under the policies of earthquake insurance shall not exceed the deductibles generally accepted from time to time by Comparable Landlords of Comparable Properties.

          (3) UTILITIES. The cost of all Utilities (as hereinafter defined) serving the Premises, the Building and the Project that are not separately metered to Tenant, any assessments or charges for Utilities or similar purposes included within any tax bill for the Building or the Project, including without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges and any penalties (if a result of Tenant's delinquency) related thereto, and any amounts, taxes, charges, surcharges, assessments or impositions levied, assessed or imposed upon the Premises, the Building or the Project or any part thereof, or upon Tenant's use and occupancy thereof, as a result of any rationing of Utility services or restriction on Utility use affecting the Premises, the Building and/or the Project, as contemplated in Paragraph 5 below (collectively, "UTILITY EXPENSES").

          (4) COMMON AREA EXPENSES. All costs to operate, maintain, repair, replace, supervise, insure and administer the Common Areas, including supplies, materials, labor and equipment used in or related to the operation and maintenance of the Common Areas, including parking areas (including, without limitation, all costs of resurfacing and restriping parking areas), signs and directories on the Building and/or the Project, landscaping (including maintenance contracts and fees payable to landscaping consultants), amenities, sprinkler systems, sidewalks, walkways, driveways, curbs, lighting systems and security services, if any, provided by Landlord for the Common Areas, and any charges, assessments, costs or fees levied by any association or entity of which the Project or any part thereof is a member or to which the Project or any part thereof is subject.

          (5) PARKING CHARGES. Any parking charges or other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority or insurer in connection with the use or occupancy of the Building or the Project.

          (6) MAINTENANCE AND REPAIR COSTS. Except for costs which are the responsibility of Landlord pursuant to Paragraph 13(b) below, all costs to maintain, repair, and replace the Premises, the Building and/or the Project or any part thereof, including without limitation, (i) all costs paid under maintenance, management and service agreements such as contracts for janitorial, security and refuse removal, (ii) all costs to maintain, repair and replace the roof coverings of the Building or the Project or any part thereof, (iii) all costs to maintain, repair and replace the heating, ventilating, air conditioning, plumbing, sewer, drainage, electrical, fire protection, life safety and security systems and other mechanical and electrical systems and equipment serving the Premises, the Building and/or the Project or any part thereof (collectively, the "SYSTEMS").

          (7) LIFE SAFETY COSTS. All costs to install, maintain, repair and replace all life safety systems, including, without limitation, all fire alarm systems, serving the Premises, the Building and/or the Project or any part thereof (including all maintenance contracts and fees payable to life safety consultants) whether such systems are or shall be required by Landlord's insurance carriers, Laws (as hereinafter defined) or otherwise.

          (8) MANAGEMENT AND ADMINISTRATION. All costs for management and administration of the Premises, the Building and/or the Project or any part thereof, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and fees for licenses and permits related to the ownership and operation of the Project.

          Notwithstanding anything in this Paragraph 4(b) to the contrary, with respect to all sums payable by Tenant as Additional Rent under this Paragraph 4(b) for the replacement of any item or the construction of any new item in connection with the physical operation of the Premises, the Building or the Project (i.e., HVAC, roof membrane or coverings and parking area) which is a capital item the replacement of which would be capitalized under generally accepted accounting principles, consistently applied ("GAAP"), Tenant shall be required to pay only the prorata share of the cost of the item falling due within the Term (including any Renewal Term) based upon the amortization of the same (including only such interest as is actually paid by Landlord) over the useful life of such item as determined in accordance with GAAP.

     (c) EXCLUSIONS FROM EXPENSES. Notwithstanding anything to the contrary contained in Paragraph 4(b) above, "EXPENSES" shall specifically exclude the following items:

          (1) DEPRECIATION. Depreciation, amortization or other non-cash items.

          (2) DEBT SERVICE. Interest on debt or amortization payments on any mortgage or mortgages secured by the Building or the Project.

          (3) GROUND LEASE. Rental under any ground lease affecting the Project.

          (4) LEASE NEGOTIATIONS; DISPUTES WITH TENANTS. Attorneys' fees and expenses incurred in connection with lease negotiations or disputes with other tenants of the Project.

          (5) LEASING COSTS. The cost of decorating, improving for tenant occupancy, painting or redecorating portions of the Project for other tenants.

          (6)  COMMISSIONS.  Real estate brokers' fees and leasing commissions.

          (7) TENANT SPECIFIC COSTS. The cost of any work or services performed for any other tenant of the Project, but solely to the extent that Landlord recovers the costs thereof from such tenant and that Tenant receives no benefits from the services provided to such tenant.

          (8) EMPLOYEE LIMITATION. The salaries and wages of any employees above the rank of property manager.

          (9) INTEREST AND PENALTIES. All interest or penalties incurred as a result of Landlord's failure to pay any costs or taxes as the same shall become due, except to the extent such late payment results from Tenant's default or breach hereunder.

          (10) EXPENSES RELATED TO OTHER PROJECTS. Any expenses which are not paid or incurred in respect of the Project but rather in respect of other real property owned by Landlord, it being agreed that with respect to any expenses attributable in part to the Project and in part to other real property owned by Landlord, Expenses shall include only such portion thereof as are apportioned by Landlord to the Project on a fair and equitable basis.

          (11) ACCOUNTING FEES. Accounting fees incurred in connection with the preparation of income tax returns for Landlord.

          (12) OPERATION OF LANDLORD'S BUSINESS. All costs associated with the operation of the business of the entity which constitutes Landlord (as opposed to costs incurred in connection with the operations of the Project).

     (d)  PAYMENT OF ADDITIONAL RENT.

          (1) Upon commencement of this Lease, Landlord shall submit to Tenant an estimate of monthly Additional Rent for the period between the Commencement Date and the following December 31 and Tenant shall pay such estimated Additional Rent on a monthly basis, in advance, on the first day of each month. Tenant shall continue to make said monthly payments until notified by Landlord of a change therein. If at any time or times Landlord reasonably determines that the amounts payable under Paragraph 4(b) for the current year will vary from Landlord's estimate given to Tenant, Landlord, by notice to Tenant, may revise the estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate. By April 1 of each calendar year, Landlord shall endeavor to provide to Tenant a statement ("EXPENSE STATEMENT") showing the actual Additional Rent due to Landlord for the prior calendar year, to be prorated during the first year from the Commencement Date and during the last year to the Expiration Date. If the total of the monthly payments of Additional Rent that Tenant has made for the prior calendar year is less than the actual Additional Rent chargeable to Tenant for such prior calendar year, then Tenant shall pay the difference in a lump sum within thirty
(30) days after receipt of such Expense Statement from Landlord. Any overpayment by Tenant of Additional Rent for the prior calendar year shall be credited towards the Additional Rent next due or, with respect to the last year of the Term, paid to Tenant concurrently with the delivery of Landlord's Expense Statement.

          (2) Landlord's then-current annual operating and capital budgets for the Building and the Project or the pertinent part thereof shall be used for purposes of calculating Tenant's monthly payment of estimated Additional Rent for the current year, subject to adjustment as provided above. Landlord shall make the final determination of Additional Rent for the year in which this Lease terminates as soon as possible after termination of such year. Even though the Term has expired and Tenant has vacated the Premises, Tenant shall remain liable for payment of any amount due to Landlord in excess of the estimated Additional Rent previously paid by Tenant, and, conversely, Landlord shall return to Tenant any overpayment as provided above. Failure of Landlord to submit Expense Statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Additional Rent as herein provided.

          (3) With respect to Expenses which Landlord in good faith allocates to the Building, Tenant's "PROPORTIONATE SHARE" shall be the percentage set forth in the Basic Lease Information as Tenant's Proportionate Share of the Building, as adjusted by Landlord from time to time for a remeasurement of or changes in the physical size of the Premises or the Building, whether such changes in size are due to an addition to or a sale or conveyance of a portion of the Building or otherwise. With respect to Expenses which Landlord allocates to the Project as a whole or to only a portion of the Project, Tenant's "PROPORTIONATE
SHARE" shall be, with respect to Expenses which Landlord in good faith allocates to the Project as a whole, the percentage set forth in the Basic Lease Information as Tenant's Proportionate Share of the Project and, with respect to Expenses which Landlord allocates to only a portion of the Project, a percentage calculated by Landlord from time to time in its good faith discretion and furnished to Tenant in writing, in either case as adjusted by Landlord from time to time for a remeasurement of or changes in the physical size of the Premises or the Project, whether such changes in size are due to an addition to or a sale or conveyance of a portion of the Project or otherwise. Notwithstanding the foregoing, Landlord may equitably adjust Tenant's Proportionate Share(s) for all or part of any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Building and/or the Project or that varies with the occupancy of the Building and/or the Project. Without limiting the generality of the foregoing, Tenant understands and agrees that Landlord shall have the right to adjust Tenant's Proportionate Share(s) of any Utility Expenses (excluding all Utilities that are separately metered) based upon Tenant's use of the Utilities as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such Utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such Utilities. If Tenant disputes any such estimate or determination of Utility Expenses, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense.

     (e) GENERAL PAYMENT TERMS. The Base Rent, Additional Rent and all other sums payable by Tenant to Landlord hereunder, including, without limitation, any late charges assessed pursuant to Paragraph 6 below and any interest assessed pursuant to Paragraph 44 below, are referred to as the "RENT". All Rent shall be paid without deduction, offset or abatement (except as otherwise provided herein) in lawful money of the United States of America. Checks are to be made payable to Aetna Life Insurance Company and shall be mailed to: Aetna Life Insurance Company, Kifer Technology Center, 7945B-100-Z, P.O. Box 44000,
San Francisco, California 94144-4866, or to such other person or place as Landlord may, from time to time, designate to Tenant in writing. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The Additional Rent for any fractional part of a calendar year at the commencement or termination of the Term shall be a prorated amount of the Additional Rent for the applicable full calendar year based upon the actual number of days falling within the Term and a year of three hundred sixty-five (365) days.

     (f) AUDIT RIGHTS. Provided that Tenant is not in Default under the terms of this Lease (nor is any event then occurring and continuing which with the giving of notice or the passage of time, or both, would constitute a Default hereunder), Tenant shall have the right at its sole expense within ninety (90) days after the delivery of the applicable Expense Statement to review and audit Landlord's books and records regarding such Expense Statement for the sole purpose of determining the accuracy of such Expense Statement. Such review or audit shall be performed by a nationally recognized accounting firm that calculates its fees with respect to hours actually worked and that does not discount its time or rate (as opposed to a calculation based upon percentage of recoveries or other incentive arrangement), shall take place during normal business hours in the office of Landlord or Landlord's property manager and shall be completed within ten (10) business days after the commencement thereof. If Tenant does not so review or audit Landlord's books and records, Landlord's Expense Statement shall be final and binding upon Tenant. In the event that Tenant determines on the basis of its review of Landlord's books and records that the amount of Expenses paid by Tenant pursuant to this Paragraph 4 for the period covered by such Expense Statement is less than or greater than the actual amount properly payable by Tenant under the terms of this Lease, Tenant shall promptly pay any deficiency to Landlord or, if Landlord concurs with the results of such audit, Landlord shall promptly refund any excess payment to Tenant, as the case may be.

5.   UTILITY EXPENSES

     (a) Tenant shall pay the cost of all water, sewer use, sewer discharge fees and permit costs and sewer connection fees, gas, heat, electricity, refuse pick-up, janitorial service, telephone and all other utilities (collectively, "UTILITIES") billed or metered separately to the Premises and/or Tenant, together with all taxes, assessments, charges and penalties added to or included within such cost. Tenant acknowledges that the Premises, the Building and/or the Project may become subject to the rationing of Utility services or restrictions on Utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing or restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building and/or the Project by any such utility company or governmental agency, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant agrees to comply with energy conservation programs implemented by Landlord by reason of such rationing, restrictions or Laws.

     (b) Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of Utilities due to any cause whatsoever, or from failure to make any repairs or perform any maintenance other than as required under Paragraph 13(b) below. No temporary interruption or failure of such services incident to the making of repairs, alterations, improvements, or due to accident, strike, or conditions or other events shall be deemed an eviction of Tenant or relieve Tenant from any of its obligations hereunder. In no event shall Landlord be liable to Tenant for any damage to the

Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam, and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises, the Building, or the Project.

6.   LATE CHARGE

     Notwithstanding any other provision of this Lease, Tenant hereby acknowledges that late payment to Landlord of Rent, or other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Tenant are not received by Landlord or by Landlord's designated agent within three (3) days after their due date, then Tenant shall pay to Landlord a late charge equal to seven percent (7%) of such overdue amount, plus any costs and attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. Landlord and Tenant hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment and shall not be construed as a penalty. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted under this Lease.

                  INITIALS:  LANDLORD     CPS     TENANT  [Illegible]
                                      ---------          --------------

                                                  Approved for signature
                                                  by AFFX Legal Dept.    rev
                                                                     7/30/99

7.   SECURITY DEPOSIT

     (a) Concurrently with Tenant's execution of the Lease, Tenant shall deposit with Landlord the Security Deposit specified in the Basic Lease Information as security for the full and faithful performance of each and every term, covenant and condition of this Lease. Landlord may use, apply or retain the whole or any part of the Security Deposit as may be reasonably necessary
(a) to remedy Tenant's default in the payment of any Rent, (b) to repair damage to the Premises caused by Tenant, (c) to clean the Premises upon termination of this Lease if Tenant fails to surrender the Premises in the condition required by Paragraphs 11 and 32(h) below, (d) to reimburse Landlord for the payment of any amount which Landlord may reasonably spend or be required to spend by reason of Tenant's default, or (e) to compensate Landlord for any other loss or damage which Landlord suffers by reason of Tenant's default. Subject to Paragraph 7(b) below, should Tenant faithfully and fully comply with all of the terms, covenants and conditions of this Lease, within thirty (30) days following the expiration of the Term, the Security Deposit or any balance thereof shall be returned to Tenant or, at the option of Landlord, to the last assignee of Tenant's interest in this Lease. Except as provided in Paragraph 7(b) below, Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to any interest on such deposit. If Landlord so uses or applies all or any portion of said deposit, within ten
(10) days after
written demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full extent of the above amount, and Tenant's failure to do so shall be a default under this Lease.
In the event Landlord transfers its interest in this Lease, Landlord shall transfer the then remaining amount of the Security Deposit to Landlord's successor in interest, and thereafter Landlord shall have no further liability to Tenant with respect to such Security Deposit.

     (b) Notwithstanding the terms of Paragraph 7(a) above, Landlord shall retain Three Hundred Seventy Three Thousand Five Hundred Sixty-Five and 52/100 Dollars ($373,565.52) of the Security Deposit (together with interest accrued thereon as hereafter provided, the "LIMITED DEPOSIT") in an interest-bearing account at a bank or financial institution selected by Landlord (or, in lieu of retaining the Limited Deposit in such an account, shall pay interest to Tenant on the Limited Deposit at a per annum rate equal to the rate paid by Bank of America (the "BANK") from time to time in San Francisco, California, on its "interest maximizer accounts" with a balance equal to the Limited Deposit (or, if the Bank shall hereafter discontinue its "interest maximizer accounts," then such replacement money-market account as shall be established by the Bank)). Provided that Tenant is not then and has not previously been in default in the performance of its obligations under this Lease, Landlord shall return the Limited Deposit to Tenant at such time as Tenant demonstrates to Landlord's satisfaction that Tenant has exhibited net profits (determined in accordance with generally accepted accounting principles consistently applied) for the prior calendar quarter.

8.   POSSESSION

     (a) TENANT'S RIGHT OF POSSESSION. Subject to Paragraph 8(b), Tenant shall be entitled to possession of the Premises upon commencement of the Term.

     (b) EARLY OCCUPANCY. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to enter upon the Premises at times acceptable to Landlord during the thirty (30) day period prior to the Commencement Date for the sole purpose of installing Tenant's Property, provided that Tenant shall not interfere with the construction and installation of the Tenant Improvements nor conduct its business in the Premises during such period, and provided further, that such entry shall be subject to all of the terms and conditions of this Lease, excluding only the obligation to pay Rent.

     (c) DELAY IN DELIVERING POSSESSION. If for any reason whatsoever, Landlord cannot deliver possession of the Premises to Tenant on or before the Estimated Commencement Date, then this Lease shall not be void or voidable, nor shall Landlord, or Landlord's agents, advisors, employees, partners, shareholders, directors, invitees or independent contractors (collectively, "LANDLORD'S AGENTS"), be liable to Tenant for any loss or damage resulting therefrom.

9.   USE OF PREMISES

     (a) PERMITTED USE. The use of the Premises by Tenant and Tenant's agents, advisors, employees, partners, shareholders, directors, invitees and independent contractors (collectively, "TENANT'S AGENTS") shall be solely for the Permitted Use specified in the Basic Lease Information and for no other use. Tenant shall not permit any objectionable or unpleasant odor, smoke, dust, gas, noise or vibration to emanate from or near the Premises. The Premises shall not be used to create any nuisance or trespass, for any illegal purpose, for any purpose not permitted by Laws, for any purpose that would invalidate the insurance or increase the premiums for insurance on the Premises, the Building or the Project (unless Landlord specifically consents to such use in writing and then only to the extent that Tenant reimburses Landlord upon demand of the full amount of such increased premiums) or for any purpose or in any manner that would unreasonably interfere with other tenants' use or occupancy of the Project. If any of Tenant's office machines or equipment unreasonably disturb any other tenant in the Building, then Tenant shall provide adequate insulation or take such other action as may be necessary to eliminate the noise or disturbance. Tenant agrees to pay to Landlord, as Additional Rent, any increases in premiums on policies resulting from Tenant's Permitted Use or any other use or action by Tenant or Tenant's Agents which increases Landlord's premiums or requires additional coverage by Landlord to insure the Premises. Tenant agrees not to overload the floor(s) of the Building.

     (b) COMPLIANCE WITH GOVERNMENTAL REGULATIONS AND PRIVATE RESTRICTIONS. Tenant and Tenant's Agents shall, at Tenant's expense, faithfully observe and comply with (1) all municipal, state and federal laws, statutes, codes, rules, regulations, ordinances, requirements, and orders (collectively, "LAWS"), now in force or which may hereafter be in force pertaining to the Premises or Tenant's use of the Premises, the Building or the Project, including without limitation, any Laws requiring installation of fire sprinkler systems, seismic reinforcement and related alterations, whether substantial in cost or otherwise, provided, however, that except as provided in Paragraph 9(c) below, Tenant shall not be required to make or, except as provided in Paragraph 4 above, pay for, structural changes to the Premises or the Building not related to Tenant's specific use of the Premises unless the requirement for such changes is imposed as a result of any improvements or additions made or proposed to be made at Tenant's request; (2) all recorded covenants, conditions and restrictions affecting the Project ("PRIVATE RESTRICTIONS") now in force or which may hereafter be in force; and (3) any and all rules and regulations set forth in EXHIBIT D and any other rules and regulations now or hereafter promulgated by Landlord for the proper management or operation of the Premises, the Building and/or the Project (collectively, the "RULES AND REGULATIONS"). The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such Laws or Private Restrictions, shall be conclusive of that fact as between Landlord and Tenant.

     (c) COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT. Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Project may be subject to, among other Laws, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 ET SEQ., including, but not limited to Title III thereof, and all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Alterations (as hereinafter defined) to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Alternations. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Alterations strictly complies with all requirements of the ADA. Subject to reimbursement pursuant to Paragraph 4 above, if any barrier removal work or other work is required to the Building, the Common Areas or the Project under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or Alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within fifteen (15) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises, the Building or the Project; any claims made or threatened orally or in writing regarding noncompliance with the ADA and relating to any portion of the Premises, the Building, or the Project; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises, the Building or the Project. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's Agents harmless and indemnify Landlord and Landlord's Agents from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from Tenant's or Tenant's Agents' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease

10.  ACCEPTANCE OF PREMISES

   (a) By entry hereunder, Tenant accepts the Premises as suitable for Tenant's intended use and as being in good and sanitary operating order, condition and repair, AS IS, and without representation or warranty by Landlord as to the condition, use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant.

   (b) Notwithstanding the terms of Paragraph 10(a) above, Landlord shall cause the Systems serving the Premises to be in good working order on the Commencement Date. Any claims by Tenant under the preceding sentence shall be made in writing not later than the fifteenth (15th) day after the Commencement Date. In the event Tenant fails to deliver a written claim to Landlord on or before such fifteenth (15th) day, then Landlord shall be conclusively deemed to have satisfied its obligations under this Paragraph 10(b).

11.  SURRENDER

     Tenant agrees that on the last day of the Term, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord
(a) in good condition and repair (damage by acts of God, fire or other casualty, Condemnation, and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) otherwise in accordance with Paragraph 32(h). Normal wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains on any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or sooner termination of this Lease, Tenant shall remove from the Premises, the Building and the Project and repair any damage caused by such removal, (i) all of Tenant's Property (as hereinafter defined) and Tenant's signage, and (ii) any Non-Permanent Tenant Improvements and Non-Permanent Alterations (as such terms are hereinafter defined). Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, that Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which constitute Non-Permanent Tenant Improvements and Non-Permanent Alterations shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of this Paragraph 11 and Paragraph 32(h) below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to

Paragraph 35 below) until the Premises are so surrendered in accordance with said Paragraphs, and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

12.  ALTERATIONS AND ADDITIONS

   (a) Tenant shall not make, or permit to be made, any alteration, addition or improvement (hereinafter referred to individually as an "ALTERATION" and collectively as the "ALTERATIONS") to the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, that Landlord shall have the right in its sole and absolute discretion to consent or to withhold its consent to any Alteration which affects the structural portions of the Premises, the Building or the Project or the Systems serving the Premises, the Building and/or the Project or any portion thereof (collectively, "STRUCTURAL ALTERATIONS"). Landlord shall respond to Tenant's request for consent to any Alterations within five (5) business days after Tenant furnishes Landlord with plans and specifications for such Alterations and other information requested by Landlord with respect thereto. Failure of Landlord to respond within said five (5) business day period shall constitute Landlord's consent to such Alterations, except that, in the case of Structural Alterations desired to be made by Tenant, failure of Landlord to respond within said five (5) business day period shall constitute disapproval of the same. Notwithstanding the foregoing, Tenant shall have the right to make Alterations (specifically excluding, however, Structural Alterations) to the Premises with prior notice to but without the consent of Landlord, provided that such Alterations are constructed and performed in full compliance with the terms of Paragraphs 12(b) through (g) below and do not exceed five thousand dollars ($5,000.00) in cost on an individual basis or fifteen thousand dollars ($15,000.00) in the aggregate over the Term of this Lease (collectively, "PERMITTED ALTERATIONS").

     (b) Any Alteration to the Premises shall be at Tenant's sole cost and expense, in compliance with all applicable Laws and all requirements reasonably requested by Landlord, including, without limitation, the requirements of any insurer providing coverage for the Premises or the Project or any part thereof, and in accordance with plans and specifications approved in writing by Landlord, and shall be constructed and installed by a contractor approved in writing by Landlord. As a further condition to giving consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in form acceptable to Landlord, in a principal amount not less than one and one-half times the estimated costs of such Alterations, to ensure Landlord against any liability for mechanic's and materialmen's liens and to ensure completion of work.

Before Alterations may begin, valid building permits or other permits or licenses required must be furnished to Landlord, and, once the Alterations begin, Tenant will diligently pursue their completion. Landlord may monitor construction of the Alterations and Tenant shall reimburse Landlord for its out-of-pocket costs (including, without limitation, the costs of any third-party construction manager retained by Landlord) in reviewing plans and documents and in monitoring construction. Tenant shall maintain during the course of construction, at its sole cost and expense, builders' risk insurance for the amount of the completed value of the Alterations on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as Landlord shall reasonably require in connection with the Alterations. In addition to and without limitation on the generality of the foregoing, Tenant shall ensure that its contractor(s) procure and maintain in full force and effect during the course of construction a "broad form" commercial general liability and property damage policy of insurance naming Landlord, Landlord's investment advisor and agent, Allegis, Tenant and Landlord's lenders as additional insureds. The minimum limit of coverage of the aforesaid policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence, and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million Dollars ($1,000,000.00).

     (c) All Alterations, including, but not limited to, heating, lighting, electrical, air conditioning, fixed partitioning, drapery, wall covering and paneling, built-in cabinet work and carpeting installations made by Tenant (but specifically excluding Non-Permanent Alterations), together with all property that has become an integral part of the Premises or the Building, shall at once be and become the property of Landlord, and shall not be deemed trade fixtures or Tenant's Property. If requested by Landlord, Tenant will pay, prior to the commencement of construction of any Non-Permanent Alterations, an amount determined by Landlord necessary to cover the costs of demolishing such Alterations and/or the cost of returning the Premises and the Building to its condition prior to such Alterations.

     (d) No private telephone systems and/or other related computer or telecommunications equipment or lines (collectively, "COMMUNICATIONS EQUIPMENT") may be installed without Landlord's prior written consent, which consent shall not be unreasonably withheld; provided, however, that Landlord shall have the right in its sole and absolute discretion to consent or to withhold its consent to the installation of any such Communications Equipment which affects the structural portions of the Premises, the Building or the Project. If Landlord gives such consent, all Communications Equipment must be installed within the Premises and, at the request of Landlord made at any time prior to the expiration of the Term, removed upon the expiration or sooner termination of this Lease and the Premises restored to the same condition as before such installation. The terms of this Paragraph 12(d) shall be inapplicable to, and the provisions of EXHIBIT
B hereto shall govern, any Communications Equipment which is installed in the Premises as part of the Tenant Improvements.

     (e) Notwithstanding anything herein to the contrary, before installing any equipment or lights which generate an undue amount of heat in the Premises, or if Tenant plans to use any high-power usage equipment in the Premises, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant agrees to pay the costs to Landlord for installation of supplementary air conditioning capacity or electrical systems necessitated by such equipment.

     (f) Tenant agrees not to proceed to make any Alterations, notwithstanding consent from Landlord to do so, until Tenant has delivered to Landlord at least ten (10) days prior written notice of the date Tenant desires to commence construction or installation of such Alterations in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work.

     (g) At the time of requesting Landlord's consent to any Alterations (or, with respect to any Permitted Alterations, at the time of giving notice to Landlord of such Permitted Alterations in accordance with Paragraph 12(a) above), Tenant shall have the right to request that Landlord inform Tenant whether such Alterations may remain in the Premises, the Building or the Project following, or must be removed from the Premises, the Building or the Project prior to, the expiration or sooner termination of this Lease. Any Alterations that Landlord requires to be so removed shall be referred to herein as the "NON-PERMANENT ALTERATIONS." In the event Tenant constructs or installs any Alterations without making the request on Landlord contemplated under this Paragraph 12(g), or if for any reason whatsoever Landlord does not specifically advise Tenant in writing that any Alterations may remain in the Premises, the Building or the Project following the expiration or sooner termination of the Lease, then such Alterations shall be deemed to be Non-Permanent Alterations for all purposes of this Lease.

13.  MAINTENANCE AND REPAIRS OF PREMISES

     (a) MAINTENANCE BY TENANT. Except as otherwise provided in Paragraph 13(b), and subject to the provisions of Paragraphs 21 and 22, throughout the Term, Tenant shall, at its sole expense, (1) keep and maintain in good order and condition the Premises, and repair and replace every part thereof, including glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers; interior lighting (including, without limitation, light bulbs and ballasts), the interior plumbing and electrical systems exclusively serving the Premises, all communications systems serving the Premises, Tenant's signage, interior demising walls and partitions, equipment, interior painting and interior walls and floors, and the roll-up doors, ramps and dock equipment, including, without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights located in or on the Premises (excepting only those portions of the Building or the Project to be maintained by Landlord, as provided in Paragraph 14(b) below), (2) furnish all expendables, including light bulbs, paper goods and soaps, used in the Premises, and (3) keep and maintain in good order and condition, repair and replace all of Tenant's security systems in or about or serving the Premises and, except to the extent that Landlord notifies Tenant in writing of its intention to arrange for such monitoring, cause the fire alarm systems serving the Premises to be monitored by a monitoring or protective services firm approved by Landlord in writing. Tenant shall not do nor shall Tenant allow Tenant's Agents to do anything to cause any damage, deterioration or unsightliness to the Premises, the Building or the Project.

     (b)  MAINTENANCE BY LANDLORD.  Subject to the provisions of
Paragraphs 14(a), 21 and 22, and further subject to Tenant's obligation under Paragraph 4 to reimburse Landlord, in the form of Additional Rent, for Tenant's Proportionate Share(s) of the cost and expense of the following items, Landlord agrees to repair and maintain the following items: the roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs resulting from the presence of such additional equipment); the Systems serving the Premises, the Building and the Project, excluding the interior plumbing and electrical systems exclusively serving the Premises; and the Common Areas and the Parking Areas, including, without limitation, the pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Subject to the provisions of Paragraphs 13(a), 21 and 22, Landlord, at its own cost and expense, agrees to repair and maintain the following items: the structural portions of the roof (specifically excluding the roof coverings), the foundation, the footings, the floor slab, and the load bearing walls and exterior walls of the Building (excluding any glass and any routine maintenance, including, without limitation, any painting, sealing, patching and waterproofing of such walls). Notwithstanding anything in this Paragraph 13 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises, the Building and/or the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or Tenant's Agents and to restore the Premises, the Building and/or the Project, as applicable, to the condition existing prior to the occurrence of such damage; provided, however, that in the event Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Landlord's obligation hereunder to repair and maintain is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance and a reasonable time to perform such repair and maintenance. Tenant shall promptly report in writing to Landlord any defective or other condition actually known to it which Landlord is required to repair, and failure to so report such defects shall make

Tenant responsible to Landlord for the costs and expenses of repairing any additional damage or deterioration occurring after the date Tenant obtains knowledge of such defective condition and any liability incurred by Landlord by reason of Tenant's failure to notify Landlord of such defective condition in a timely manner as provided herein.

     (c) TENANT'S WAIVER OF RIGHTS. Tenant hereby expressly waives all rights to make repairs at the expense of Landlord or to terminate this Lease, as provided for in California Civil Code Sections 1941 and 1942, and 1932(1), respectively, and any similar or successor statute or law in effect or any amendment thereof during the Term.

14.  LANDLORD'S INSURANCE

     Landlord shall purchase and keep in force fire, extended coverage and "all risk" insurance covering the Building and the Project in an amount equal to the full replacement cost thereof. Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises, the Building and the Project of any insurer necessary for the maintenance of reasonable fire and commercial general liability insurance, covering the Building and the Project. Landlord, at Tenant's cost, may maintain "Loss of Rents" insurance, insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve (12) months if the Premises, the Building or the Project or any portion thereof are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease.

15.  TENANT'S INSURANCE

     (a) COMMERCIAL GENERAL LIABILITY INSURANCE. Tenant shall, at Tenant's expense, secure and keep in force a "broad form" commercial general liability insurance and property damage policy covering the Premises, insuring Tenant, and naming Landlord, Landlord's investment advisors and agents from time to time, including, without limitation, Allegis, and Landlord's lenders as additional insureds, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises. The minimum limit of coverage of such policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence, shall include an extended liability endorsement providing contractual liability coverage (which shall include coverage for Tenant's indemnification obligations in this Lease), and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least Three Million Dollars ($3,000,000.00). Landlord may from time to time require reasonable increases in any such limits if Landlord believes that additional coverage is necessary or desirable. The limit of any insurance shall not limit the liability of

Tenant hereunder. No policy maintained by Tenant under this Paragraph 15(a) shall contain a deductible greater than ten thousand dollars ($10,000.00).
No policy shall be cancelable or subject to reduction of coverage without thirty (30) days prior written notice to Landlord, and loss payable clauses shall be subject to Landlord's approval. Such policies of insurance shall be issued as primary policies and not contributing with or in excess of coverage that Landlord may carry, by an insurance company authorized to do business in the State of California for the issuance of such type of insurance coverage and rated A:VII or better in Best's Key Rating Guide.

     (b) PERSONAL PROPERTY INSURANCE. Tenant shall maintain in full force and effect on all of its personal property, furniture, furnishings, trade or business fixtures and equipment (collectively, "TENANT'S PROPERTY") on the Premises, a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of the full replacement cost thereof. No such policy shall contain a deductible greater than ten thousand dollars ($10,000.00). During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions.

     (c) WORKER'S COMPENSATION INSURANCE; EMPLOYER'S LIABILITY INSURANCE. Tenant shall, at Tenant's expense, maintain in full force and effect worker's compensation insurance with not less than the minimum limits required by law, and employer's liability insurance with a minimum limit of coverage of One Million Dollars ($1,000,000).

     (d) EVIDENCE OF COVERAGE. Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancellable or otherwise subject to modification except after thirty (30) days prior written notice to Landlord and the other parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days notice has been given to Landlord).

16.  INDEMNIFICATION

     (a) OF LANDLORD. Tenant shall indemnify and hold harmless Landlord and Landlord's Agents against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) arising from (1) the use of the Premises, the Building or the Project by Tenant or Tenant's Agents, or from any activity done, permitted or suffered by Tenant or Tenant's Agents in or about the Premises, the Building or the Project, and (2) any act, neglect, fault, willful misconduct or omission of Tenant or Tenant's Agents, or from any breach or default in the terms of this Lease by Tenant or Tenant's Agents, and (3) any action or proceeding brought on account of any matter in items (1) or (2).
If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. As a material part of the consideration to Landlord, Tenant hereby releases Landlord and Landlord's Agents from responsibility for, waives its entire claim of recovery for and assumes all risk of (i) damage to property or injury to persons in or about the Premises, the Building or the Project from any cause whatsoever (except that which is caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents or by the failure of Landlord to observe any of the terms and conditions of this Lease, if such failure has persisted for an unreasonable period of time after written notice of such failure), or (ii) loss resulting from business interruption or loss of income at the Premises. The obligations of Tenant under this Paragraph 16(a) shall survive any termination of this Lease.

     (b) OF TENANT. Landlord shall indemnify and hold harmless Tenant against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) arising from (1) the gross negligence of Landlord or from any breach or default in the terms of this Lease by Landlord (if such breach or default has persisted for an unreasonable period of time after written notice of such failure), and
(2) any action or proceeding brought on account of any matter in item (1). If any action or proceeding is brought against Tenant by reason of any such claim, upon notice from Tenant, Landlord shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant. The obligations of Landlord under this Paragraph 16(b) shall survive any termination of this Lease.

     (c) NO IMPAIRMENT OF INSURANCE. The foregoing indemnities shall not relieve any insurance carrier of its obligations under any policies required to be carried by either party pursuant to this Lease, to the extent that such policies cover the peril or occurrence that results in the claim that is subject to the foregoing indemnity.

17.  SUBROGATION

     Landlord and Tenant hereby mutually waive any claim against the other and its Agents for any loss or damage to any of their property located on or about the Premises, the Building or the Project that is caused by or results from perils covered by property insurance carried by the respective parties, to the extent of the proceeds of such insurance actually received with respect to such loss or damage, whether or not due to the negligence of the other party or its Agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to give to its insurer written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in this Paragraph 17 shall relieve a party of liability to the other for failure to carry insurance required by this Lease.

18.  SIGNS

     Tenant shall not place or permit to be placed in, upon, or about the Premises, the Building or the Project any exterior lights, decorations, balloons, flags, pennants, banners, advertisements or notices, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior the Premises without obtaining Landlord's prior written consent or without complying with Landlord's signage criteria specified on EXHIBIT E hereto, as the same may be modified by Landlord from time to time (the "SIGNAGE CRITERIA"), and with all applicable Laws, and will not conduct, or permit to be conducted, any sale by auction on the Premises or otherwise on the Project. Notwithstanding the foregoing, Tenant shall have the right during the Term to maintain identification signage on the exterior of the Building, subject to compliance with the Signage Criteria and all applicable Laws. In addition, Tenant shall have the right during the Term to maintain identification signage on the monument sign installed by Landlord at the Project closest to the date of this Lease, subject to compliance with the Signage Criteria and all Applicable Laws. Tenant shall remove any sign, advertisement or notice placed on the Premises, the Building or the Project by Tenant upon the expiration of the Term or sooner termination of this Lease, and Tenant shall repair any damage or injury to the Premises, the Building or the Project caused thereby, all at Tenant's expense. If any signs are not removed, or necessary repairs not made, Landlord shall have the right to remove the signs and repair any damage or injury to the Premises, the Building or the Project at Tenant's sole cost and expense.

19.  FREE FROM LIENS

     Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligations incurred by or for Tenant. In the event that Tenant shall not, within the Relevant Period (as hereinafter defined), cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have in addition to all other remedies provided herein and by law the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith (including, without limitation, attorneys' fees) shall be payable to Landlord by Tenant upon demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law or that Landlord shall deem proper for the protection of Landlord, the Premises, the Building and the Project, from mechanics' and materialmen's liens. Tenant shall give to Landlord at least five (5) business days' prior written notice of commencement of any repair or construction on the Premises. As used herein, "RELEVANT PERIOD" means, with respect to any lien, the period of thirty (30) days following the imposition of such lien, provided, however, that if Landlord is then attempting to sell or otherwise convey or obtain financing for the Project, the Relevant Period shall be reduced to fifteen (15) days following the imposition of such lien.

20.  ENTRY BY LANDLORD

     Tenant shall permit Landlord and Landlord's Agents to enter into and upon the Premises at all reasonable times, upon reasonable notice (except in the case of an emergency, for which no notice shall be required), and subject to Tenant's reasonable security arrangements, for the purpose of inspecting the same or showing the Premises to prospective purchasers, lenders or tenants (but with respect to tenants, only during the last nine (9) months of the Term) or to alter, improve, maintain and repair the Premises or the Building as required or permitted of Landlord under the terms hereof, or for any other business purpose, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned (except for actual damages resulting from the gross negligence or willful misconduct of Landlord or Landlord's Agents); and Tenant shall permit Landlord to post notices of non-responsibility and ordinary "for sale" or "for lease" signs (but with respect to "for lease" signs, only during the last nine (9) months of the Term). No such entry shall be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises. Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure in the case of an emergency and when Landlord otherwise reasonably deems such closure necessary. Except in the case of an emergency, Landlord shall not unreasonably interfere with Tenant's business or its use or enjoyment of the Premises or the Common Areas in exercising Landlord's rights under this Paragraph 20.

21.  DESTRUCTION AND DAMAGE

     (a) If the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord shall, at Landlord's option:

          (1) In the event of total destruction (which shall mean destruction or damage in excess of twenty-five percent (25%) of the full insurable value thereof) of the Premises, elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the date (the "CASUALTY DISCOVERY DATE") Landlord obtains actual knowledge of such destruction. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

          (2) In the event of a partial destruction (which shall mean destruction or damage to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof) of the Premises for which Landlord will receive insurance proceeds (or amounts from Tenant as described below) sufficient to cover the cost to repair and restore such partial destruction and, if the damage thereto is such that the Premises may be substantially repaired or restored to its condition existing immediately prior to such damage or destruction within one hundred eighty (180) days from the Casualty Discovery Date, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event the Lease shall continue in full force and effect. If such repair and restoration requires longer than one hundred eighty (180) days or if the insurance proceeds therefor (plus any amounts Tenant may elect or is obligated to contribute) are not sufficient to cover the cost of such repair and restoration, Landlord may elect either to so repair and restore, in which event the Lease shall continue in full force and effect, or not to repair or restore, in which event the Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

          (3) Notwithstanding anything to the contrary contained in this Paragraph, in the event of damage to the Premises occurring during the last twelve (12) months of the Term, Landlord and Tenant shall each have the right to terminate this Lease by written notice of such election given to the other party within thirty (30) days after the Casualty Discovery Date; provided, however, that Tenant shall have the right to terminate this Lease pursuant to this Paragraph 21(a)(3) only if Tenant's use and occupancy of the Premises are materially interfered with as a result of such damage.

     (b) If the Premises are damaged by any peril not covered by extended coverage insurance, and the cost to repair such damage exceeds any amount Tenant may agree to contribute, Landlord may elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date on which Tenant surrenders possession of the Premises to Landlord, except that if the damage to the Premises materially impairs Tenant's ability to continue its business operations in the Premises, then this Lease shall be deemed to have terminated as of the date such damage occurred.

     (c) If the Premises is damaged or destroyed to the extent that the Premises cannot be substantially repaired or restored by Landlord within two hundred seventy

(270) days after the Casualty Discovery Date, Tenant may terminate this Lease immediately upon notice thereof to Landlord, which notice shall be given, if at all, not later than fifteen (15) days after Landlord notifies Tenant of Landlord's estimate of the period of time required to repair such damage or destruction.

     (d) In the event of repair and restoration as herein provided, the Rent shall be abated proportionately in the ratio which Tenant's use of the Premises is impaired during the period of such repair or restoration; provided, however, that Tenant shall not be entitled to such abatement to the extent that such damage or destruction resulted from the negligence or willful misconduct of Tenant or Tenant's Agents. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any damage to or destruction of the Premises, the Building or the Project or the repair or restoration thereof, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building or the Project and/or any inconvenience or annoyance occasioned by such damage, repair or restoration.

     (e) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall repair or restore only the initial tenant improvements, if any, constructed by Landlord in the Premises pursuant to the terms of this Lease, substantially to their condition existing immediately prior to the occurrence of the damage or destruction; and Tenant shall promptly repair and restore, at Tenant's expense, Tenant's Alterations which were not constructed by Landlord.

     (f)  Tenant hereby waives the provisions of California Civil Code
Section 1932(2) and Section 1933(4) which permit termination of a lease upon destruction of the leased premises, and the provisions of any similar law now or hereinafter in effect, and the provisions of this Paragraph 21 shall govern exclusively in case of such destruction.

22.  CONDEMNATION

     (a) If twenty-five percent (25%) or more of either the Premises, the Building or the Project or the parking areas for the Building or the Project is taken for any public or quasi-public purpose by any lawful governmental power or authority, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold to prevent such taking (each such event being referred to as a "CONDEMNATION"), Landlord may, at its option, terminate this Lease as of the date title vests in the condemning party. If twenty-five percent (25%) or more of the Premises is taken and if the Premises remaining after such Condemnation and any repairs by Landlord would be untenantable for the conduct of Tenant's business operations (as determined by Tenant in good faith), Tenant shall have the right to terminate this Lease as of the date title vests in the condemning party. If either party elects to terminate this Lease as provided herein, such election shall be made by written notice to the other party given within thirty (30) days after the nature and extent of such Condemnation have been finally determined. If neither Landlord nor Tenant elects to terminate this Lease to the extent permitted above, Landlord shall promptly proceed to restore the Premises, to the extent of any Condemnation award received by Landlord, to substantially the same condition as existed prior to such Condemnation, allowing for the reasonable effects of such Condemnation, and a proportionate abatement shall be made to the Rent corresponding to the time during which, and to the portion of the floor area of the Premises (adjusted for any increase thereto resulting from any reconstruction) of which, Tenant is deprived on account of such Condemnation and restoration, as reasonably determined by Landlord. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any Condemnation or the repair or restoration of the Premises, the Building or the Project or the parking areas for the Building or the Project following such Condemnation, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building, the Project or the parking areas and/or any inconvenience or annoyance occasioned by such Condemnation, repair or restoration. The provisions of California Code of Civil Procedure Section 1265.130, which allows either party to petition the Superior Court to terminate the Lease in the event of a partial taking of the Premises, the Building or the Project or the parking areas for the Building or the Project, and any other applicable law now or hereafter enacted, are hereby waived by Tenant.

     (b) Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any Condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise; provided, however, that Tenant shall be entitled to receive any award separately allocated by the condemning authority to Tenant for Tenant's relocation expenses, loss of good will or the value of Tenant's Property (specifically excluding fixtures, Alterations and other components of the Premises which under this Lease or by law are or at the expiration of the Term will become the property of Landlord), provided that such award does not reduce any award otherwise allocable or payable to Landlord.

23.  ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (2) assign or transfer this Lease or any interest herein, sublease the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed provided that (i) Tenant is not then in Default under this Lease nor is any event then occurring and continuing which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, and (ii) the proposed transfer is not an assignment or a sublease under a previous assignment or an existing sublease. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide (A) a fully completed Hazardous Materials Disclosure Certificate for such assignee or subtenant in the form of EXHIBIT F hereto, and (B) current and prior financial statements for the proposed assignee or subtenant, which financial statements shall be audited to the extent available and shall in any event be prepared in accordance with generally accepted accounting principles. Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement, including all material terms and conditions thereof. Landlord shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to (1) terminate this Lease as of the commencement date stated in the proposed sublease or assignment, (2) sublease or take an assignment, as the case may be, from Tenant of the interest, or any portion thereof, in this Lease and/or the Premises that Tenant proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, and Tenant shall be relieved of its obligations hereunder, but solely to the extent of the portion of the Premises covered by such sublease or assignment and then only during the term thereof, (3) consent to the proposed assignment or sublease, or (4) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld, conditioned or delayed so long as Tenant is not then in Default under this Lease nor is any event then occurring and continuing which with the giving of notice or the passage of time, or both, would constitute a Default hereunder. In the event Landlord elects to terminate this Lease or sublease or take an assignment from Tenant of the interest, or portion thereof, in the Lease and/or the Premises that Tenant proposes to assign or sublease as provided in the foregoing clauses (1) and (2), respectively, then Landlord shall have the additional right to negotiate directly with Tenant's proposed assignee or subtenant and to enter into a direct lease or occupancy agreement with such party on such terms as shall be acceptable to Landlord in its sole and absolute discretion, and Tenant hereby waives any claims against Landlord related thereto, including, without limitation, any claims for any compensation or profit related to such lease or occupancy agreement.

     (b) Notwithstanding anything to the contrary contained in Paragraph 23(a) above, Tenant shall have the right with prior written notice to, but without the consent of, Landlord, to assign this Lease or to sublease the Premises or any part thereof to (i) a Tenant Subsidiary (as hereinafter defined), (ii) a Tenant Sister-Entity with Acceptable Sales and an Acceptable Net Worth (as such terms are hereinafter defined), and (iii) a Corporate Successor with Acceptable Sales and an Acceptable Net Worth (as such terms are hereinafter defined). For purposes of this Paragraph 23(b), the following terms shall have the meanings set forth below:

          (i) "ACCEPTABLE NET WORTH" means a net worth (determined in accordance with GAAP) equal to or greater than the net worth of Tenant on the date of this Lease or the date of the applicable sublease or assignment, whichever is greater.

          (ii) "ACCEPTABLE SALES" means sales revenues equal to or greater than the sales revenues of Tenant on the date of this Lease or the date of the applicable sublease or assignment, whichever are greater.

          (iii)"CORPORATE SUCCESSOR" means an entity that acquires all or substantially all of the business and assets of Tenant or results from merger with Tenant; provided, however, that an entity shall be deemed to be a "Corporate Successor" of Tenant only if there is continuity of management between Tenant and such entity.

          (iv) "TENANT SISTER-ENTITY" means an entity that is controlled by the shareholders or parent of Tenant; and a party shall be deemed to "control" another party for purposes of the aforesaid definition and the definition set forth in subparagraph (v) below only if the first party (A) owns fifty percent (50%) or more of the stock or other beneficial interests of the second party, and (B) possesses the power and ability to direct the day-to-day business and long-term operations of the second party.

          (v) "TENANT SUBSIDIARY" means an entity that is controlled by Tenant.

     (c) Without otherwise limiting the criteria upon which Landlord may withhold its consent under Paragraph 23(a) above, Landlord shall be entitled to consider all reasonable criteria including, but not limited to, the following: (1) whether or not the proposed subtenant or assignee is engaged in a business which, and the use of the Premises will be in an manner which, is in keeping with the then character and nature of all other tenancies in the Project, (2) whether the use to be made of the Premises by the proposed subtenant or assignee will conflict with any so-called "exclusive" use then in favor of any other tenant of the Building or the Project, and whether such use would be prohibited by any other portion of this Lease, including, but not limited to, any rules and regulations then in effect, or under applicable Laws, and whether such use imposes an unreasonably greater load upon the Premises and the Building and Project services then imposed by Tenant, (3) the business reputation of the proposed individuals who will be managing and operating the business operations of the assignee or subtenant, and the long-term financial and competitive business prospects of the proposed assignee or subtenant, and (4) the creditworthiness and financial stability of the proposed assignee or subtenant in light of the responsibilities involved. In any event, Landlord may withhold its consent to any assignment or sublease, if (i) the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of Paragraph 9(a) or (b) above or with any other lease which restricts the use to which any space in the Building or the Project may be put, or (ii) the proposed assignment or sublease requires alterations, improvements or additions to the Premises or portions thereof.

     (d) If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, the difference, if any, between (1) the Base Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease, and (2) the rent and any additional rent payable by the assignee or sublessee to Tenant, less reasonable and customary market-based leasing commissions and actual legal fees, if any, incurred by Tenant in connection with such assignment or sublease, which commissions and fees shall, for purposes of the aforesaid calculation, be amortized on a straight-line basis over the term of such assignment or sublease. The assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended without Landlord's prior written consent, and shall contain a provision directing the assignee or subtenant to pay the applicable rent and other sums due thereunder directly to Landlord upon receiving written notice from Landlord that Tenant is in default under this Lease with respect to the payment of Rent. In the event that, notwithstanding the giving of such notice, Tenant collects any rent or other sums from the assignee or subtenant owing to Landlord, then Tenant shall hold such sums in trust for the benefit of Landlord and shall immediately forward the same to Landlord. Landlord's collection of such rent and other sums shall not constitute an acceptance by Landlord of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease (except as provided in the second clause (2) of Paragraph 23(a)). Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a Default under this Lease.

     (e) Notwithstanding any assignment or subletting, and except as expressly provided in the second clause (2) of Paragraph 23(a), Tenant shall at all times remain fully responsible and liable for the payment of the Rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignment or subletting).

     (f) Tenant shall pay Landlord's reasonable fees (including, without limitation, the fees of Landlord's counsel, not to exceed $1,500.00 per transaction), incurred in connection with Landlord's review and processing of documents regarding any proposed assignment or sublease.

     (g) Notwithstanding anything in this Lease to the contrary, in the event Landlord consents to an assignment or subletting by Tenant in accordance with the terms of this Paragraph 23, Tenant's assignee or subtenant shall have no right to further assign this Lease or any interest therein or thereunder or to further sublease all or any portion of the Premises. In furtherance of the foregoing, Tenant acknowledges and agrees on behalf of itself and any assignee or subtenant claiming under it (and any such assignee or subtenant by accepting such assignment or sublease shall be deemed to acknowledge and agree) that no sub-subleases or further assignments of this Lease shall be permitted at any time.

     (h) Tenant acknowledges and agrees that the restrictions, conditions and limitations imposed by this Paragraph 23 on Tenant's ability to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof, are, for the purposes of California Civil Code Section 1951.4, as amended from time to time, and for all other purposes, reasonable at the time that the Lease was entered into, and shall be deemed to be reasonable at the time that Tenant seeks to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof.

24.  TENANT'S DEFAULT

     The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("DEFAULT"):

     (a) The vacation or abandonment of the Premises by Tenant for a period of ten (10) consecutive days or any vacation or abandonment of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse, in each of the foregoing cases irrespective of whether or not Tenant is then in monetary default under this Lease. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     (b) Failure to pay any installment of Rent or any other monies due and payable hereunder, said failure continuing for a period of three (3) business days after the same is due;

     (c)  A general assignment by Tenant for the benefit of creditors;

     (d) The filing of a voluntary petition in bankruptcy by Tenant, the filing by Tenant of a voluntary petition for an arrangement, the filing by or against Tenant of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by the creditors of Tenant, said involuntary petition remaining undischarged for a period of sixty (60) days;

     (e) Receivership, attachment, or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undismissed or undischarged for a period of sixty
(60) days after the levy thereof;

     (f) The failure by Tenant to maintain its legal existence, if Tenant is a corporation, partnership, limited liability company, trust or other legal entity;

     (g) Failure of Tenant to execute and deliver to Landlord any estoppel certificate, subordination agreement, or lease amendment within the time periods and in the manner required by Paragraphs 30 or 31 or 42, and/or failure by Tenant to deliver to Landlord any financial statement within the time period and in the manner required by Paragraph 40;

     (h) An assignment or sublease, or attempted assignment or sublease, of this Lease or the Premises by Tenant contrary to the provision of Paragraph 23, unless such assignment or sublease is expressly conditioned upon Tenant having received Landlord's consent thereto;

     (i) Failure of Tenant to restore the Security Deposit to the amount and within the time period provided in Paragraph 7;

     (j) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in subparagraphs (b), (l) or (m) above or any other subparagraphs of this Paragraph 24, which shall be governed by such other Paragraphs), which failure continues for ten (10) days after written notice thereof from Landlord to Tenant, provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such ten (10) day period despite reasonable diligence, Tenant shall not be in default under this subparagraph so long as Tenant thereafter diligently and continuously prosecutes the cure to completion and actually completes such cure within sixty (60) days after the giving of the aforesaid written notice;

     (k) Chronic delinquency by Tenant in the payment of Rent, or any other periodic payments required to be paid by Tenant under this Lease. "CHRONIC DELINQUENCY" shall mean failure by Tenant to pay Rent, or any other payments required to be paid by Tenant under this Lease within three (3) business days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any period of twelve (12) months. In the event of a Chronic delinquency, in addition to Landlord's other remedies for Default provided in this Lease, at Landlord's option, Landlord shall have the right to require that Rent be paid by Tenant quarterly, in advance;

     (l) Chronic overuse by Tenant or Tenant's Agents of the number of undesignated parking spaces set forth in the Basic Lease Information. "CHRONIC OVERUSE" shall mean use by Tenant or Tenant's Agents of a number of parking spaces greater than the number of parking spaces set forth in the Basic Lease Information more than three (3) times during the Term after written notice by Landlord;

     (m) Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or be reduced or materially changed, except as permitted in this Lease; and

     (n) Any failure by Tenant to discharge any lien or encumbrance placed on the Project or any part thereof in violation of this Lease within thirty (30) days after the date such lien or encumbrance is filed or recorded against the Project or any part thereof; provided, however, that if Landlord is then attempting to sell or otherwise convey or obtain financing for the Project, Tenant shall cause such lien or encumbrance to be discharged within fifteen (15) days after the date the same is filed or recorded against the Project or any part thereof.

     Tenant agrees that any notice given by Landlord pursuant to Paragraph 24(j), (k) or (l) above shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.

25.  LANDLORD'S REMEDIES

     (a) TERMINATION. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

          (1) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

          (2) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          (3) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, (A) any costs or expenses incurred by Landlord (1) in retaking possession of the Premises; (2) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering, remodeling or rehabilitating the Premises or any affected portions of the Building or the Project, including such actions undertaken in connection with the reletting or attempted reletting of the Premises to a new tenant or tenants; (3) for leasing commissions, advertising costs and other expenses of reletting the Premises; or (4) in carrying the Premises, including taxes, insurance premiums, utilities and security precautions; (B) any unearned brokerage commissions paid in connection with this Lease; (C) reimbursement of any previously waived or abated Base Rent or Additional Rent or any free rent or reduced rental rate granted hereunder;
and (D) any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions, payments or loans by Landlord for tenant improvements or build-out allowances (including without limitation, any unamortized portion of the Tenant Improvement Allowance (such Tenant Improvement Allowance to be amortized over the Term in the manner reasonably determined by Landlord), if any), and or assumptions by Landlord of any of Tenant's previous lease obligations; plus

          (5) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

          (6) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in subparagraphs (1) and (2) above, the "WORTH AT THE TIME OF AWARD" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (3) above, the "WORTH AT THE TIME OF AWARD" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other pertinent present or future Law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

     (b) CONTINUATION OF LEASE. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations). In addition, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Paragraph 25(b), the following acts by Landlord will not constitute the termination of Tenant's right to possession of the Premises:

          (1) Acts of maintenance or preservation or efforts to relet the Premises, including, but not limited to, alterations, remodeling, redecorating, repairs, replacements and/or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or

          (2) The appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease or in the Premises.

     (c) RE-ENTRY. In the event of any Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

     (d) RELETTING. In the event of the abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in Paragraph 25(c) or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph 25(a), Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises in Landlord's sole discretion. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (1) to reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (2) to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; (3) to the payment of any costs of such reletting;
(4) to the payment of the costs of any alterations and repairs to the Premises;
(5) to the payment of Rent due and unpaid hereunder; and (6) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     (e) TERMINATION. No re-entry or taking of possession of the Premises by Landlord pursuant to this Paragraph 25 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

     (f) CUMULATIVE REMEDIES. The remedies herein provided are not exclusive and Landlord shall have any and all other remedies provided herein or by law or in equity.

     (g) NO SURRENDER. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

26.  LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

     (a) Without limiting the rights and remedies of Landlord contained in Paragraph 25 above, if Tenant shall be in Default in the performance of any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, then Landlord may at Landlord's option, without any obligation to do so, and without notice to Tenant perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant or any of Tenant's Agents.

     (b) Without limiting the rights of Landlord under Paragraph 26(a) above, Landlord shall have the right at Landlord's option, without any obligation to do so, to perform any of Tenant's covenants or obligations under this Lease without notice to Tenant in the case of an emergency, as determined by Landlord in its sole and absolute judgment, or if Landlord otherwise reasonably determines that such performance is necessary or desirable for the proper management and operation of the Building or the Project or for the preservation of the rights and interests or safety of other tenants of the Building or the Project.

     (c) If Landlord performs any of Tenant's obligations hereunder in accordance with this Paragraph 26, the full amount of the cost and expense incurred or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment by Landlord at the lower of (1) ten percent (10%) per annum, or (2) the highest rate permitted by applicable law.

27.  ATTORNEY'S FEES

     (a) If either party hereto fails to perform any of its obligations under this Lease or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Lease, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

     (b) Without limiting the generality of Paragraph 27(a) above, if Landlord utilizes the services of an attorney for the purpose of collecting any Rent due and unpaid by Tenant or in connection with any other breach of this Lease by Tenant, Tenant agrees to pay Landlord actual attorneys' fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord.

28.  TAXES

     Tenant shall be liable for and shall pay, prior to delinquency, all taxes levied against Tenant's Property. If any Alteration installed by Tenant or any of Tenant's Property is assessed and taxed with the Project or Building, Tenant shall pay such taxes to Landlord within ten (10) days after delivery to Tenant of a statement therefor.

29.  EFFECT OF CONVEYANCE

     The term "LANDLORD" as used in this Lease means, from time to time, the then current owner of the Building or the Project containing the Premises, so that, in the event of any sale of the Building or the Project and the transferee's written assumption of the transferor's obligations hereunder, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder.

30.  TENANT'S ESTOPPEL CERTIFICATE

     From time to time, upon written request of Landlord, Tenant shall execute, acknowledge and deliver to Landlord or its designee, a written certificate stating (a) the date this Lease was executed, the Commencement Date of the Term and the date the Term expires; (b) the date Tenant entered into occupancy of the Premises; (c) the amount of Rent and the date to which such Rent has been paid;
(d) that this

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

Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or, if assigned, modified, supplemented or amended, specifying the date and terms of any agreement so affecting this Lease); (e) that this Lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises (or specifying such other agreements, if any); (f) that all obligations under this Lease to be performed by Landlord as of the date of such certificate have been satisfied (or specifying those as to which Tenant claims that Landlord has yet to perform); (g) that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or stating exceptions thereto); (h) that on such date there exist no defenses or offsets that Tenant has against the enforcement of this Lease by Landlord (or stating exceptions thereto); (i) that no Rent or other sum payable by Tenant hereunder has been paid more than one (1) month in advance (or stating exceptions thereto); (j) that security has been deposited with Landlord, stating the original amount thereof and any increases thereto; and (k) any other matters evidencing the status of this Lease that may reasonably be required either by a lender making a loan to Landlord to be secured by a deed of trust covering the Building or the Project or by a purchaser of the Building or the Project. Any such certificate delivered pursuant to this Paragraph 30 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Premises. If Tenant shall fail to provide such certificate within fifteen (15) days of receipt by Tenant of a written request by Landlord as herein provided, such failure shall, at Landlord's election, constitute a Default under this Lease, and Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

31.  SUBORDINATION

     Landlord shall have the right to cause this Lease to be and remain subject and subordinate to any and all mortgages, deeds of trust and ground leases, if any ("ENCUMBRANCES") that are now or may hereafter be executed covering the Premises, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that in the event of termination of any such ground lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, the holder thereof ("HOLDER") shall agree in writing, in a recordable form reasonably acceptable to Tenant, to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within fifteen (15) days after Landlord's written request, Tenant shall execute, acknowledge and deliver any and all reasonable documents required by Landlord or the Holder to effectuate such subordination. If Tenant fails to do so, such failure shall constitute a Default by Tenant under this Lease. Notwithstanding anything to the contrary set forth in this Paragraph 31, Tenant hereby attorns and agrees to attorn to any person or entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance. Landlord hereby represents to Tenant that there are no existing Encumbrances affecting the Building as of the date of this Lease.

32.  ENVIRONMENTAL COVENANTS

     (a) Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord a Hazardous Materials Disclosure Certificate ("INITIAL DISCLOSURE CERTIFICATE"), a fully completed copy of which is attached hereto as EXHIBIT F and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial Disclosure Certificate or any Updated Disclosure Certificate (as hereinafter defined), is true and correct and accurately describes the Hazardous Materials which will be manufactured, treated, used or stored on or about the Premises by Tenant or Tenant's Agents. Tenant shall, on each anniversary of the Commencement Date and at such other times as Tenant desires to manufacture, treat, use or store on or about the Premises new or additional Hazardous Materials which were not listed on the Initial Disclosure Certificate, complete, execute and deliver to Landlord an updated Disclosure Certificate (each, an "UPDATED DISCLOSURE CERTIFICATE") describing Tenant's then current and proposed future uses of Hazardous Materials on or about the Premises, which Updated Disclosure Certificates shall be in the same format as that which is set forth in EXHIBIT F or in such updated format as Landlord may require from time to time. Tenant shall deliver an Updated Disclosure Certificate to Landlord not less than thirty (30) days prior to the date Tenant intends to commence the manufacture, treatment, use or storage of new or additional Hazardous Materials on or about the Premises, and Landlord shall have the right to approve or disapprove such new or additional Hazardous Materials in its sole and absolute discretion. Tenant shall make no use of Hazardous Materials on or about the Premises except as described in the Initial Disclosure Certificate or in any Updated Disclosure Certificate, and except for reasonable quantities of janitorial and cleaning products and office supplies used by tenants of premises comparable to the Premises (collectively "PERMITTED MATERIALS") (and for which no Disclosure Certificate shall be required).

     (b) As used in this Lease, the term "HAZARDOUS MATERIALS" shall mean and include any substance that is or contains (1) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA")
(42 U.S.C. Section  9601 ET SEQ.) or any regulations promulgated under CERCLA;
(2) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 ET SEQ.) or any regulations promulgated under RCRA; (3) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 ET SEQ.) or any regulations promulgated under TSCA;
(4) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (5) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (6) polychlorinated biphenyls; (7) lead and lead-containing materials; or (8) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent area or property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent area or property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws.

     (c) As used in this Lease, the term "ENVIRONMENTAL LAWS" shall mean and include (1) CERCLA, RCRA and TSCA; and (2) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (A) pollution, (B) the protection or regulation of human health, natural resources or the environment, (C) the treatment, storage or disposal of Hazardous Materials, or (D) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

     (d) Tenant agrees that during its use and occupancy of the Premises it will (1) not (A) permit Hazardous Materials to be present on or about the Premises except for Permitted Materials used and stored in full compliance with all Environmental Laws or (B) release, discharge or dispose of any Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project, except for Permitted Materials disposed of in full compliance with all Environmental Laws; (2) comply with all Environmental Laws relating to the Premises and the use of Hazardous Materials on or about the Premises and not engage in or permit Tenant's Agents to engage in any activity at the Premises in violation of any Environmental Laws; and (3) immediately notify Landlord of
(A) any inquiry, test, investigation or enforcement proceeding by any governmental agency or authority against Tenant, Landlord or the Premises, Building or Project relating to any Hazardous Materials or under any Environmental Laws or (B) the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this Paragraph 32.

     (e) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (1) the requirements of (A) all Environmental Laws and
(B) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (2) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project.

     (f) Upon reasonable notice to Tenant, Landlord may inspect the Premises and surrounding areas during all reasonable times for the purpose of determining whether there exists on or about the Premises any Hazardous Material or other condition or activity that is in violation of the requirements of this Paragraph 32 or of any Environmental Laws. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Term of this Lease. In the event (1) such inspections reveal the presence of any such Hazardous Material or other condition or activity in violation of the requirements of this Paragraph 32 or of any Environmental Laws, or (2) Tenant or its Agents contribute or knowingly consent to the presence of any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project or exacerbate the condition of or the conditions caused by any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project, Tenant shall reimburse Landlord for the cost of such inspections within thirty (30) days of receipt of a written statement therefor. Tenant will supply to Landlord such historical and operational information regarding Tenant's use of the Premises as may be reasonably requested to facilitate any such inspection and will make available for meetings appropriate personnel having knowledge of such matters. In the event Tenant vacates the Premises prior to the Expiration Date determined in accordance with Paragraph 3 above, then Tenant shall give Landlord at least sixty (60) days prior notice of such vacation so that Landlord will have an opportunity to perform an inspection prior to such vacation. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage, treatment or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     (g) Landlord shall have the right, but not the obligation, prior or subsequent to a Default, without in any way limiting Landlord's other rights and remedies under this Lease, to enter upon the Premises, or to take such other actions as it deems necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, in, at, under, or emanating from, the Premises, the Building or the Project in violation of Tenant's obligations under this Paragraph 32 or under any Environmental Laws. Notwithstanding any other provision of this Lease, Landlord shall also have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by any governmental agency or authority with regard to any such Hazardous Materials or contamination by Hazardous Materials. All costs and expenses paid or incurred by Landlord in the exercise of the rights set forth in this Paragraph 32 shall be payable by Tenant upon demand.

     (h) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on, about or near the Premises by Tenant or Tenant's Agents, and in a condition which complies with all Environmental Laws and any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project, including, without limitation, the obtaining of any closure permits or other governmental permits or approvals related to Tenant's use of Hazardous Materials in or about the Premises. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, and/or the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including, without limitation, all Environmental Laws, at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for normal wear and tear, including, without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant.
For purposes hereof, the term "NORMAL WEAR AND TEAR" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, and/or the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Paragraph 35 of this Lease.

     (i) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises, the Building or the Project, liabilities and expenses (including attorney's fees)) sustained by Landlord attributable to (1) any Hazardous Materials placed on or about the Premises, the Building or the Project by Tenant or Tenant's Agents, or (2) Tenant's breach of any provision of this Paragraph 32.

     (j) Notwithstanding anything in this Paragraph 32 to the contrary, Tenant shall not be responsible for the testing, investigation, clean-up or remediation of, and shall not be required to indemnify Landlord against any claims, losses, liabilities or expenses resulting from, any Hazardous Materials placed on or about the Project by parties other than Tenant or Tenant's Agents, except to the extent that the contamination caused by such Hazardous Materials has been exacerbated by Tenant or Tenant's Agents or by Tenant's failure to perform its obligations under this Paragraph 32.

     (k) The provisions of this Paragraph 32 shall survive the expiration or earlier termination of this Lease.

33.  NOTICES

     All notices and demands which are required or may be permitted to be given to either party by the other hereunder shall be in writing and shall be sent by United

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

States mail, postage prepaid, certified, or by personal delivery or overnight courier, addressed to the addressee at Tenant's Address or Landlord's Address as specified in the Basic Lease Information, or to such other place as either party may from time to time designate in a notice to the other party given as provided herein. Copies of all notices and demands given to Landlord shall additionally be sent to Landlord's property manager at the address specified in the Basic Lease Information or at such other address as Landlord may specify in writing from time to time. Notice shall be deemed given upon actual receipt (or attempted delivery if delivery is refused ), if personally delivered, or one (1) business day following deposit with a reputable overnight courier that provides a receipt, or on the third (3rd) day following deposit in the United States mail in the manner described above.

34.  WAIVER

     The waiver of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No delay or omission in the exercise of any right or remedy in regard to any default shall impair such a right or remedy or be construed as a waiver. Any waiver of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provisions of this Lease.

35.  HOLDING OVER

     Any holding over after the expiration of the Term, without the express written consent of Landlord, shall constitute a Default and, without limiting Landlord's remedies provided in this Lease, such holding over shall be construed to be a tenancy at sufferance, at a rental rate equal to one hundred fifty percent (150%) of the greater of the fair market rental value for the Premises as determined by Landlord or the Base Rent last due in this Lease, plus Additional Rent, and shall otherwise be on the terms and conditions herein specified, so far as applicable; provided, however, in no event shall any renewal or expansion option or other similar right or option contained in this Lease be deemed applicable to any such tenancy at sufferance. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of Paragraphs 11 and 32(h), Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

36.  SUCCESSORS AND ASSIGNS

     The terms, covenants and conditions of this Lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto. If Tenant shall consist of more than one entity or person, the obligations of Tenant under this Lease shall be joint and several.

37.  TIME

     Time is of the essence of this Lease and each and every term, condition and provision herein.

38.  BROKERS

     Landlord and Tenant each represents and warrants to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker except the Broker(s) specified in the Basic Lease Information in the negotiating or making of this Lease, and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any such claim or claims of any other broker or brokers to a commission in connection with this Lease as a result of the actions of the indemnifying party.

39.  LIMITATION OF LIABILITY

     Tenant agrees that, in the event of any default or breach by Landlord with respect to any of the terms of the Lease to be observed and performed by Landlord (1) Tenant shall look solely to the then-current landlord's interest in the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord;
(2) no other property or assets of Landlord, its partners, shareholders, officers, directors, employees, investment advisors, or any successor in interest of any of them (collectively, the "LANDLORD PARTIES") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies; (3) no personal liability shall at any time be asserted or enforceable against the Landlord Parties; and (4) no judgment will be taken against the Landlord Parties. The provisions of this section shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party.

40.  FINANCIAL STATEMENTS

     Within ten (10) days after Landlord's request, Tenant shall deliver to Landlord the then current financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available), prepared or compiled by a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

41.  RULES AND REGULATIONS

     Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and the Project. Such rules may include but shall not be limited to the following: (a) restriction of employee parking to a limited, designated area or areas; and (b) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The then current rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the failure of any other person to observe and abide by any of said rules and regulations. Landlord's current rules and regulations are attached to this Lease as EXHIBIT D.

42.  MORTGAGEE PROTECTION

     (a) MODIFICATIONS FOR LENDER. If, in connection with obtaining financing for the Project or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

     (b) RIGHTS TO CURE. Tenant agrees to give to any trust deed or mortgage holder ("HOLDER"), by registered mail, at the same time as it is given to Landlord, a copy of any notice of default given to Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of actual receipt of assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional twenty (20) days after expiration of such period, or after receipt of such notice from Tenant (if such notice to the Holder is required by this Paragraph 42(b)), whichever shall last occur within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such twenty (20) days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated.

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

43.  ENTIRE AGREEMENT

     This Lease, including the Exhibits and any Addenda attached hereto, which are hereby incorporated herein by this reference, contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein or therein, shall be of any force and effect.

44.  INTEREST

     Any installment of Rent and any other sum due from Tenant under this Lease which is not received by Landlord within ten (10) days from when the same is due shall bear interest from the date such payment was originally due under this Lease until paid at an annual rate equal to twelve percent (12%). Payment of such interest shall not excuse or cure any Default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

45.  CONSTRUCTION

     This Lease shall be construed and interpreted in accordance with the laws of the State of California. The parties acknowledge and agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Lease, including the Exhibits and any Addenda attached hereto. All captions in this Lease are for reference only and shall not be used in the interpretation of this Lease. Whenever required by the context of this Lease, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

46.  REPRESENTATIONS AND WARRANTIES OF TENANT

     Tenant hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

     (a) If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms.

     (b) Tenant has not (1) made a general assignment for the benefit of creditors, (2) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (3) suffered the appointment of a receiver to take possession of all or substantially all of its assets,
(4) suffered the attachment or other judicial seizure of all or substantially all of its assets, (5) admitted in writing its inability to pay its debts as they come due, or (6) made an offer of settlement, extension or composition to its creditors generally.

47.  SECURITY

     (a) Tenant acknowledges and agrees that, while Landlord may engage security personnel to patrol the Building or the Project, Landlord is not providing any security services with respect to the Premises, the Building or the Project and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises, the Building or the Project.

     (b) Tenant hereby agrees to the exercise by Landlord and Landlord's Agents, within their sole discretion, of such security measures as, but not limited to, the evacuation of the Premises, the Building or the Project for cause, suspected cause or for drill purposes, the denial of any access to the Premises, the Building or the Project and other similarly related actions that it deems necessary to prevent any threat of property damage or bodily injury. The exercise of such security measures by Landlord and Landlord's Agents, and the resulting interruption of service and cessation of Tenant's business, if any, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord or Landlord's Agents liable to Tenant for any resulting damages or relieve Tenant from Tenant's obligations under this Lease.

48.  JURY TRIAL WAIVER

     Landlord and Tenant each hereby waive any right to trial by jury with respect to any action or proceeding (i) brought by Landlord, Tenant or any other party, relating to (A) this Lease and/or any understandings or prior dealings between the parties hereto, or (B) the Premises, the Building or the Project or any part thereof, or (ii) to which Landlord is a party. Landlord and Tenant each hereby agree that this Lease constitutes a written consent to waiver of trial by jury pursuant to the provisions of California Code of Civil Procedure
Section 631, and Landlord and Tenant do each hereby constitute and appoint the other party its true and lawful attorney-in-fact, which appointment is coupled with an interest, and Landlord and Tenant do each hereby authorize and empower the other party, in the name, place and stead of the first party, to file this Lease with the clerk or judge of any court of competent jurisdiction as a statutory written consent to waiver of trial by jury.

49.  OPTION TO RENEW

     Tenant shall have one (1) option (the "RENEWAL OPTION") to extend the Term for a period of five (5) years beyond the Expiration Date (the "RENEWAL TERM"). The Renewal Option is personal to Tenant and may not be exercised by any sublessee or assignee, or by any other successor or assign of Tenant. The Renewal Option shall be effective only if Tenant is not in Default under this Lease, nor is any event then occurring and continuing which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, either at the time of exercise of the Renewal Option or the time of commencement of the Renewal Term. The Renewal Option must be exercised, if at all, by written notice (the "ELECTION NOTICE") from Tenant to Landlord given not more than twelve (12) months nor less than nine (9) months prior to the expiration of the initial Term. Except as hereinafter provided in this Paragraph 49, any such notice given by Tenant to Landlord shall be irrevocable. If Tenant fails to exercise the Renewal Option in a timely manner as provided for above, the Renewal Option shall be void. The Renewal Term shall be upon the same terms and conditions as the initial Term, except that the annual Base Rent during the Renewal Term shall be equal to the prevailing market rate for space in similarly situated buildings in the vicinity of the Building comparable to the Premises in location, size, condition, quality and type at the commencement of the Renewal Term. As used herein, the term "prevailing market rate" shall mean the base annual rental for such comparable space, taking into account any additional rental and all other payments and escalations payable hereunder and by tenants under leases of such comparable space. Landlord shall endeavor to notify Tenant in writing (such notice being hereinafter referred to as the "RENEWAL RATE NOTICE") of the prevailing market rate for the Renewal Term within thirty (30) days after Landlord's receipt of the Election Notice. Tenant shall have ten (10) days after receipt of the Renewal Rate Notice (the "RESPONSE PERIOD") to advise Landlord whether or not Tenant agrees to pay the Base Rent specified in the Renewal Rate Notice. If Tenant agrees to pay such Base Rent, then Landlord and Tenant shall promptly enter into an amendment to this Lease providing for the lease of the Premises by Tenant during the Renewal Term upon the terms stated in the Renewal Rate Notice. If Tenant does not agree to pay the Base Rent specified in the Renewal Rate Notice, Tenant shall have the right to rescind its Election Notice in writing within the Response Period and neither party shall have any further rights or obligations under this Paragraph 49. If Tenant fails to provide Landlord with written notice of rescission prior to the expiration of the Response Period, then Tenant shall be deemed to have agreed to pay the Base Rent specified in the Renewal Rate Notice. No further renewal option shall be available to Tenant at the end of the Renewal Term.

50.  RIGHT OF FIRST OFFER

     (a) Subject to the terms of this Paragraph 50, Tenant shall have a recurring right of first offer (the "RIGHT OF FIRST OFFER") during the Term to lease space that becomes available during such period in the building commonly known as

1150 Kifer Road, Sunnyvale, California (the "1150 BUILDING"). The Right of First Offer is personal to Tenant and may not be exercised by any sublessee or assignee, or by any other successor or assign of Tenant. The Right of First Offer shall be effective only if Tenant is not in Default under this Lease, nor is any event then occurring and continuing which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, either at the time of exercise of the Right of First Offer or on the applicable Expansion Commencement Date (as hereinafter defined).

     (b) In the event that, during the Term, Landlord elects to market or offer to the public for lease any space in the 1150 Building (each such space being herein referred to as an "EXPANSION SPACE"), or Landlord receives a proposal to lease any Expansion Space which Landlord desires to accept (a "PROPOSAL"), Landlord shall notify Tenant in writing of the terms and conditions upon which Landlord would be willing to lease such Expansion Space to Tenant, or shall deliver to Tenant a complete copy of such Proposal or a summary of the terms thereof (each such written notice being herein referred to as an "EXPANSION SPACE AVAILABILITY NOTICE"). Tenant shall thereafter have the right to lease such Expansion Space on the terms and conditions specified in the Expansion Space Availability Notice by written notice (an "EXPANSION NOTICE") to Landlord given not later than five (5) business days after Tenant's receipt of the Expansion Space Availability Notice. Notwithstanding anything herein to the contrary, Tenant's Right of First Offer shall not apply to and Tenant shall have no right to Lease pursuant to this Paragraph 50 any space that Landlord elects to lease to a then-current tenant of the Project.

     (c) In the event Tenant fails to exercise its Right of First Offer with respect to any Expansion Space in a timely manner as provided herein, such Right of First Offer shall lapse and Landlord shall thereafter have the right to lease such Expansion Space to any party or parties on terms deemed acceptable to Landlord in its sole and absolute discretion. If Tenant validly exercises such Right of First Offer, then (1) Tenant's lease of the applicable Expansion Space shall commence on a date (an "EXPANSION COMMENCEMENT DATE") specified in the Expansion Space Availability Notice, (2) the Expansion Space shall be leased to Tenant upon the terms and conditions set forth in the applicable Expansion Space Availability Notice, (3) Tenant's Proportionate Share of the Project shall be increased to reflect the applicable Expansion Space, and (4) except to the extent that the applicable Expansion Space Availability Notice provides a tenant improvement allowance or a tenant improvement loan to Tenant, the Expansion Space shall be delivered to Tenant in its "AS-IS" condition on the Expansion Commencement Date, Tenant acknowledging and agreeing that Landlord shall have no obligation to improve, remodel or otherwise alter such Expansion Space prior to or after the Expansion Commencement Date, except to the extent expressly provided in the Expansion Space Availability Notice.

     (d) In the event Tenant exercises its Right of First Offer with respect to any Expansion Space, then from and after the applicable Expansion Commencement

Date, the term "Premises," whenever used in this Lease, shall mean the original Premises demised under this Lease, any Expansion Space previously leased by Tenant and the Expansion Space then being leased.

     Landlord and Tenant have executed and delivered this Lease as of the Lease Date specified in the Basic Lease Information.


LANDLORD:                               TENANT:

AETNA LIFE INSURANCE COMPANY,           AFFYMETRIX, INC.,
a Connecticut corporation               a Delaware corporation


By:  Allegis Realty Investors LLC
     Its Investment Advisor and Agent   By: /s/  Stephen P. A. Fodor
                                           -----------------------------
                                        Print Name:  Stephen P. A. Fodor, Ph.D.
                                                   ----------------------------
                                        Its:  President and CEO
                                            -------------------------------


By: /s/ Cynthia Stevenin                By:
   ----------------------------             ------------------------------
      Cynthia Stevenin                  Print Name:
      Vice President                             ---------------------------
                                        Its:
                                             -------------------------------


                                                Approved for signature
                                                by AFFX Legal Dept. [Illegible]
                                                                    -----------
                                                                    [Illegible]

                                    EXHIBIT A

                             DIAGRAM OF THE PREMISES

                                    [Diagram]

                                     EXHIBIT B

                                TENANT IMPROVEMENTS

     This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to the Lease Agreement, dated as of the Lease Date, by and between Landlord and Tenant for the Premises. The terms and conditions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Capitalized terms used, but not otherwise defined, in this EXHIBIT B have the meanings ascribed to such terms in the Lease.

1.   TENANT IMPROVEMENTS

     Subject to the conditions set forth below, Landlord agrees to construct certain Tenant Improvements in the Premises pursuant to the terms of this EXHIBIT B.

2.   DEFINITION

     "TENANT IMPROVEMENTS" as used in the Lease and this EXHIBIT B shall include only those improvements within the interior portions of the Premises which are depicted on the Final Plans and Specifications (hereafter defined in Paragraph 3) or described hereinbelow. "TENANT IMPROVEMENTS" shall specifically not include any Alterations installed or constructed by Tenant, and any of Tenant's Property.

     The Tenant Improvements may include:

     (a) Partitioning, doors, floor coverings, finishes, ceilings, wall coverings and painting, millwork and similar items.

     (b) Electrical wiring, lighting fixtures, outlets and switches, and other electrical work.

     (c) Duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems serving the Premises, including the cost of meter and key control for after-hour air conditioning.

     (d) Any additional Tenant requirements including, but not limited to odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems.

     (e) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories installed within the Building and serving the Premises.

     (f) All plumbing, fixtures, pipes, and accessories to be installed within the Building and serving the Premises.

3.   PLANS AND SPECIFICATIONS

     (a) Landlord shall retain an architect selected by Landlord in consultation with Tenant ("ARCHITECT") for the preparation of preliminary and final working architectural and engineering plans and specifications for the Tenant Improvements ("FINAL PLANS AND SPECIFICATIONS") based upon the space plans attached hereto as EXHIBIT B-1. Tenant shall cooperate diligently with the Architect and shall furnish within ten (10) days after request therefor, all information required by the Architect for completion of the Final Plans and Specifications, and shall provide (in writing, if requested by Landlord), not later than five (5) business days after request therefor, any approval or disapproval of preliminary or Final Plans and Specifications which Tenant is permitted to give under this EXHIBIT B. The Final Plans and Specifications shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Paragraph 8 below) because, in Landlord's reasonable opinion, the work as described in any such item, or any Change Request, as the case may be: (a) is likely to adversely affect the Systems, the structure of the Building or the safety of the Building and/or its occupants; (b) impairs Landlord's ability to furnish services to Tenant or other tenants in the Building or the Project; (c) would increase the cost of operating the Building or the Project; (d) would violate any Laws; (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the Building or the Project or the marketability of the Premises to subsequent tenants; (g) adversely affects another tenant's premises within the Project or such other tenant's use and enjoyment of such premises; (h) is prohibited by any Encumbrance or Private Restrictions; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; or
(j) is not, at a minimum in accordance with Landlord's building standards. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Final Plans and Specifications or any other plans, specifications, drawings or other items associated with the Tenant Improvements nor Landlord's performance, supervision or monitoring of the Tenant Improvements shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Except as otherwise set forth in this Lease, Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Tenant Improvements and the Final Plans and Specifications are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises. Landlord and Tenant shall indicate their approval of the Final Plans and Specifications by initialing them and attaching them to the Lease as EXHIBIT B-2. Upon completion of the Final Plans and Specifications and approval thereof by Landlord and Tenant, Landlord will obtain subcontractor trade bids and furnish a cost breakdown to Tenant. In the event the estimated Tenant Improvements Cost (hereafter defined in

Paragraph 6), based on such bids and the reasonably anticipated costs of other items constituting the Tenant Improvements Cost, exceeds the sum of the Tenant Improvements Allowance (hereafter defined in Paragraph 5) plus any amounts which Tenant desires to pay as an Excess Tenant Improvements Cost (hereafter defined in Paragraph 7) ("TENANT'S T.I. BUDGET"), at Tenant's request, the Final Plans and Specifications may be revised, at Tenant's cost and expense. Any such revisions shall be subject to Landlord's approval in accordance with this Paragraph 3, and the amended Final Plans and Specifications, as approved by Landlord and Tenant, shall thereafter be deemed to be the Final Plans and Specifications for the Tenant Improvements. The amended Final Plans and Specifications shall be approved by Tenant (in writing, if requested by Landlord) not later than five (5) days after Landlord's request therefor. Landlord shall thereafter submit such amended Final Plans and Specifications to its contractor and subcontractor for re-bidding, and shall furnish a cost breakdown to Tenant. If the estimated Tenant Improvements Cost, as determined by the bids based on the amended Final Plans and Specifications and the reasonably anticipated costs of other items constituting the Tenant Improvements Cost, result in an Excess Tenant Improvements Cost, then Tenant shall pay such Excess Tenant Improvements Cost as and when required by Paragraph 7. Tenant's failure to approve or disapprove any matters which Tenant shall be entitled to approve or disapprove pursuant to this Paragraph 3 shall be conclusively deemed to be approval of same by Tenant.

     (b) At the time of obtaining Landlord's approval of the Final Plans and Specifications, Tenant shall have the right to request that Landlord inform Tenant whether all or any portion of the Tenant Improvements may remain in the Premises, the Building or the Project following, or must be removed from the Premises, the Building or the Project prior to, the expiration or sooner termination of this Lease. Any Tenant Improvements that Landlord requires to be so removed shall be referred to herein as the "NON-PERMANENT TENANT IMPROVEMENTS." In the event Tenant fails to make the request on Landlord contemplated under this Paragraph 3(b), or if for any reason whatsoever Landlord does not specifically advise Tenant in writing that any Tenant Improvements may remain following the expiration or sooner termination of the Lease, then such Tenant Improvements shall be deemed to be Non-Permanent Tenant Improvements for all purposes of this Lease.

4.   LANDLORD TO CONSTRUCT IMPROVEMENTS

     When the Final Plans and Specifications (as amended, if required by Paragraph 3 above) have been approved by Landlord and Tenant, Landlord shall submit such Final Plans and Specifications to all governmental authorities having rights of approval over the Tenant Improvement work and shall apply for all governmental approvals and building permits. Subject to satisfaction of all conditions precedent and subsequent to its obligations under this EXHIBIT B, and further subject to the provisions of Paragraph 7, Landlord shall thereafter direct a contractor selected by Landlord in consultation with Tenant (the "CONTRACTOR") to commence and proceed to complete construction of the Tenant Improvements.

5.   TENANT IMPROVEMENTS ALLOWANCE

     Landlord shall provide an allowance for the planning and construction of the Tenant Improvements in the amount specified in the Basic Lease Information ("TENANT IMPROVEMENTS ALLOWANCE"). The Tenant Improvements Allowance shall be the maximum contribution by Landlord for the Tenant Improvements Cost. Should the actual cost of planning and constructing those Tenant Improvements depicted on the Final Plans and Specifications be less than the Tenant Improvements Allowance, the Tenant Improvements Allowance shall be reduced to an amount equal to said actual cost.

6.   TENANT IMPROVEMENTS COST

     The Tenant Improvements Cost ("TENANT IMPROVEMENTS COST") shall include all costs and expenses associated with the design, preparation, approval and construction of the Tenant Improvements, including, but not limited, to the following:

     (a) All costs of preliminary and final architectural and engineering plans and specifications for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

     (b) All costs of obtaining building permits and other necessary authorizations and approvals from local governmental authorities (the "PERMITS");

     (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

     (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, (i) the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by the Contractor in connection with construction of the Tenant Improvements, (ii) the cost of all labor (including overtime) and materials constituting the Tenant Improvements, and (iii) all costs incurred in complying with any Laws (including, without limitation, the ADA) required to be complied with as a condition to or in connection with the issuance of Permits or the construction and installation of the Tenant Improvements;

     (e) All fees payable to the Architect, general contractor, subcontractors and Landlord's engineering firm if they are required by Tenant and/or any governmental authorities to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Plans and Specifications;

     (f) All construction and project management fees payable by Landlord to Landlord's property management company or any other individual or entity;

provided, however, that such fees shall not exceed five percent (5%) of the Tenant Improvements Cost (excluding such fees); and

     (g)  Utility connection fees.

     In no event shall the Tenant Improvements Cost include any costs of procuring, constructing or installing in the Premises any of Tenant's Property.

7.   EXCESS TENANT IMPROVEMENTS COST

     If the Tenant Improvements Cost is more than the Tenant Improvements Allowance, then the difference between the Tenant Improvements Cost and the Tenant Improvements Allowance ("EXCESS TENANT IMPROVEMENTS COST") shall be paid by Tenant to Landlord in cash, within ten (10) days of delivery of statements, supported by invoices or other reasonably satisfactory evidence, from Landlord to Tenant therefor. If construction of the Tenant Improvements will result in an Excess Tenant Improvements Cost, Landlord shall not be obligated to commence or continue construction of the Tenant Improvements if payment of the Excess Tenant Improvements Costs by Tenant is not received within ten (10) days after delivery by Landlord to Tenant of a statement therefor; provided, however, that Landlord may, at its option, commence or continue construction of the Tenant Improvements, in which event Tenant shall pay the Excess Tenant Improvements Cost within ten (10) days after delivery by Landlord to Tenant of the statement therefor. If Landlord so elects to commence construction of the Tenant Improvements or has already commenced construction of the Tenant Improvements when there occurs an Excess Tenant Improvements Cost, then Landlord shall be entitled to suspend or terminate construction of the Tenant Improvements if payment by Tenant to Landlord of the Excess Tenant Improvement Costs has not been received within ten (10) days after delivery by Landlord to Tenant of a statement therefor.

8.   CHANGE REQUEST

     When the Final Plans and Specifications have been approved by Landlord and Tenant, there shall be no changes without Landlord's prior written consent, except for (a) necessary on-site installation variations or minor changes necessary to comply with building codes and other governmental regulations;
(b) revisions, if requested by Tenant, to adjust the estimated Tenant Improvements Cost to Tenant's T.I. Budget therefor, as permitted by Paragraph 3 above; and (c) changes approved in writing by both parties. Any costs related to such governmentally required or requested and approved changes shall be added to the Tenant Improvements Cost and, to the extent such cost results in Excess Tenant Improvements Cost, shall be paid for by Tenant as and with any Excess Tenant Improvements Cost as set forth in Paragraph 7. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to changes shall include, without limitation, any architectural or design fees, construction management fees and Landlord's general contractor's price for effecting the change.

9.   TERMINATION

     If the Lease is terminated prior to completion of the Tenant Improvements for any reason due to the Default of Tenant under the Lease, in addition to any other damages available to Landlord, Tenant shall pay to Landlord, within five
(5) days of receipt of a statement therefor, all costs incurred by Landlord through the date of termination in connection with the Tenant Improvements. Landlord shall have the right to terminate the Lease, upon written notice to Tenant, if Landlord is unable to obtain a building permit for the Tenant Improvements within one hundred twenty (120) days from the date the Lease is mutually executed.

10.  INTEREST

     Any payments required to be made by Tenant hereunder which are not paid when due shall bear interest at the rate of twelve percent (12%) per annum from the due date therefor until paid.

11.  DISCLAIMER

     Landlord shall have no liability to Tenant in the event construction of the Tenant Improvements is delayed or prevented due to any cause beyond Landlord's reasonable control. If Tenant is entitled or permitted to enter the Premises prior to completion of the Tenant Improvements, Landlord shall not be liable to Tenant or Tenant's Agents for any loss or damage to property, or injury to person, arising from or related to construction of the Tenant Improvements. Tenant shall take all reasonable precautions to protect against such loss, damage or injury during construction of the Tenant Improvements, and shall not interfere with the conduct of the Tenant Improvement work. Tenant shall cooperate with all reasonable directives of Landlord and Landlord's contractor in order to minimize any disruption or delay in completion of the Tenant Improvements work.

12.  LEASE PROVISIONS; CONFLICT

     The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                                    EXHIBIT B-1

                             [PRELIMINARY SPACE PLANS]

                                    EXHIBIT B-2

                           FINAL PLANS AND SPECIFICATIONS

     Reference is hereby made to that certain Lease Agreement dated July 30, 1999 by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation, as landlord ("LANDLORD"), and AFFYMETRIX, INC., a Delaware corporation, as tenant ("TENANT"), ("LEASE AGREEMENT").

     The Final Plans and Specifications (as defined in EXHIBIT B to the Lease Agreement) consists of the following described drawings, specifications and other documents:

TITLE OF DRAWING, SPECIFICATION OR OTHER DOCUMENT      DATE







     The Final Plans and Specifications have been initialed by both Landlord and Tenant and are on file with Landlord.

                    INITIALS:  LANDLORD _______     TENANT _______

                                    EXHIBIT C

                     COMMENCEMENT AND EXPIRATION DATE MEMORANDUM


              LANDLORD:      AETNA LIFE INSURANCE COMPANY

              TENANT:        AFFYMETRIX, INC.

              LEASE DATE:    July 30, 1999

              PREMISES:      Located at 1170 Kifer Road, Sunnyvale, California

     Tenant hereby accepts the Premises as being in the condition required under the Lease, with all Tenant Improvements completed (except for minor punchlist items which Landlord agrees to complete as set forth in the Lease).

     The Commencement Date of the Lease is hereby established as ___________, 199__ and the Expiration Date is______________, _____.


                           TENANT:  AFFYMETRIX, INC.,
                                    a Delaware corporation


                                    By:________________________________
                                    Print Name: ___________________________
                                    Its: ________________________________

Approved and Agreed:



LANDLORD:

AETNA LIFE INSURANCE COMPANY,
a Connecticut corporation

By:  Allegis Realty Investors LLC
Its Investment Advisor and Agent


By:________________________________
          Cynthia Stevenin
          Vice President

                                     EXHIBIT D

                               RULES AND REGULATIONS

     This exhibit, entitled "Rules and Regulations," is and shall constitute EXHIBIT D to the Lease Agreement, dated as of the Lease Date, by and between Landlord and Tenant for the Premises. The terms and conditions of this EXHIBIT D are hereby incorporated into and are made a part of the Lease. Capitalized terms used, but not otherwise defined, in this EXHIBIT D have the meanings ascribed to such terms in the Lease.

     1. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the consent of Landlord.

     2. All window coverings installed by Tenant and visible from the outside of the building require the prior written approval of Landlord.

     3. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, except to the extent that Tenant is permitted to use the same under the terms of Paragraph 32 of the Lease.

     4. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

     5. Tenant shall not make any duplicate keys without the prior consent of Landlord.

     6. Tenant shall park motor vehicles in parking areas designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow around the Building or the Project and loading and unloading areas of other tenants. Tenant shall not park motor vehicles in the Parking Areas overnight (except to the extent that Tenant's employees are working in the Premises after-hours).

     7. Tenant shall not disturb, solicit or canvas any tenant or other occupant of the Building or Project and shall cooperate to prevent same.

     8.   No person shall go on the roof without Landlord's permission.

     9. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or in noise-dampening housing or other devices sufficient to eliminate noise or vibration.

     10. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

     11. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Project or on streets adjacent thereto.

     12. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

     13. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

     14. Tenant shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales of merchandise shall be allowed in the parking lots or other common areas.

     15. Tenant shall not permit any animals, including but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Project or any of the common areas.

                                     EXHIBIT E

                                   SIGN CRITERIA


                                      [DIAGRAM]

-------------------------------------------------------------------------------
   35" x 54" x 7 1/2" DEEP DOUBLE-FACED PAINTED ALUMINUM MONUMENT SIGN ON CONCRETE BASE - 3/4" x 3/4" REVEAL - CABINET AND BASE HAVE RADIUSED ENDS

CABINET BASE TO BE BRUSHED STAINLESS STEEL, HORIZONTAL GRAIN - MANUFACTURED BY
                                   MELROSE

                  TENANT PLAQUES 22" X 42" X 1/4" ALUMINUM

TENANT PLAQUES PAINTED MATTHEWS ACRYLIC POLYURETHANE, WHITE, SATIN FINISH -
          TENANT NAME AND/OR LOGO IN COMPUTER-CUT VINYL, ANY COLOR

COLAR BAND AT TOP PAINTED MATTHEWS ACRYLIC POLYURETHANE, STRIPE TO MATCH PMS
                              5473, SATIN FINISH

                  ADDRESS IN MATTE WHITE COMPUTER-CUT VINYL

CONCRETE BASE PAINTED WITH FLAT LATEX PAINT - CUSTOM COLOR: 1/2 KELLY-MOORE
                     AA57 "WOODLAND NIGHT" + 1/2 BLACK

                              SCALE: 3/4" = 1'-0"
-------------------------------------------------------------------------------

This is an original, unpublished drawing, created by Sun Graphics. It is submitted for your personal use in conjunction with a project being planned for you by Sun Graphics. It is not to be shown to anyone outside your organization, nor is it to be reproduced, copied, photographed, exhibited or used in any fashion without the express, written approval of Sun Graphics.

Contractors Lic. No. 641723                               Date: March 26, 1996

                                  [LOGO]

8040 Wells Avenue
Newark, CA 94560
------------------
PHONE 510/713-7500
FAX   510/713-7580
-------------------------------------------------------------------------------

                                     EXHIBIT F

                     HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

     Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord to evaluate your proposed uses of the premises (the "PREMISES") and to determine whether to enter into a lease agreement with you as tenant. If a lease agreement is signed by you and the Landlord (the "LEASE AGREEMENT"), on an annual basis in accordance with the provisions of Paragraph 32 of the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

     Landlord: Aetna Life Insurance Company
               c/o Allegis Realty Investors LLC
               455 Market Street, Suite 1540
               San Francisco, California 94105
               Attention: Cynthia Stevenin
               Phone:  (415) 538-4800

     Name of (Prospective) Tenant: Affymetrix, Inc.

     Mailing Address:  3380 Central Expressway
                     ----------------------------------------------------------
                       Santa Clara, CA 95051
-------------------------------------------------------------------------------

     Contact Person, Title and Telephone Number(s): Gregg Bussey (408) 731-5985
                                                   ----------------------------

     Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): Jo Ann Kozak (408) 731-5074
                         ------------------------------------------------------

-------------------------------------------------------------------------------

     Address of (Prospective) Premises:  1170 Keifer, Sunnyvale
                                       ----------------------------------------

     Length of (Prospective) initial Term: 5 years
                                          -------------------------------------

-------------------------------------------------------------------------------

1.   GENERAL INFORMATION:

        Describe the proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

          Office; instrument assembly and repair
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

2.   USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

     2.1 Will any Hazardous Materials (as hereinafter defined) be used, generated, treated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, treated, stored or disposed of in, on or about the Premises.


          Wastes              Yes X          No

          Chemical Products   Yes X          No

          Other               Yes            No X

          If Yes is marked, please explain: Lab scale quanitities (@ 1 liter
                                            -----------------------------------
          bottles of isopropyl alcohol, ethanol, and salt solutions.
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, treated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials to be present on or about the Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws, as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.   STORAGE TANKS AND SUMPS

     3.1 Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.


                    Yes            No X

          If yes, please explain:
                                 ----------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

4.   WASTE MANAGEMENT

     4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

          Yes       No     Application to be submitted prior to move in.

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

          Yes            No X

          If yes, attach a copy of the most recent report filed.

5.   WASTEWATER TREATMENT AND DISCHARGE

     5.1  Will your company discharge wastewater or other wastes to:


                storm drain?             sewer?
          -----                    -----
                surface water?       X   no wastewater or other wastes
          -----                    -----
                                   discharged.

          Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

     5.2  Will any such wastewater or waste be treated before discharge?


          Yes            No           N/A

          If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

6.   AIR DISCHARGES

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes            No X

          If yes, please describe:
                                  ---------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.


                Spray booth(s)           Incinerator(s)
          -----                    -----
                Dip tank(s)              Other (Please describe)
          -----                    -----
                Drying oven(s)       X   No Equipment Requiring Air Permits
          -----                    -----

           If yes, please describe:
                                   --------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

     6.3 Please describe (and submit copies of with this Hazardous Materials Disclosure Certificate) any reports you have filed in the past [thirty-six] months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your
          business operations.   N/A

7.   HAZARDOUS MATERIALS DISCLOSURES

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("MANAGEMENT PLAN") or Hazardous Materials Business Plan and Inventory ("BUSINESS PLAN") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

          Yes X          No

          If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are listed or regulated under Proposition 65.

          Yes            No X

          If yes, please explain:
                                 ----------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

8.   ENFORCEMENT ACTIONS AND COMPLAINTS

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

          Yes X          No

          If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

           Notice of Violation from San Jose/Santa Clara Pollution Control
          ---------------------------------------------------------------------
           for excess zinc in industrial water. Floor stripper used by the
          ---------------------------------------------------------------------
           contract janitorial crew contained zinc (not listed on the MSDS).
          ---------------------------------------------------------------------
           Required only non-zinc containing products be used.
          ---------------------------------------------------------------------

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes       No X

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

     8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises and the current status of any such problems or complaints.

          Yes       No X

          If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints.

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

9.   PERMITS AND LICENSES

     9.1 Attach copies of all permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any Hazardous Materials permits, wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

     As used herein, "HAZARDOUS MATERIALS" shall mean and include any substance that is or contains (a) any "hazardous substance" as now or hereafter defined in
Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 ET SEQ.)
or any regulations promulgated under CERCLA; (b) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 ET SEQ.) or any regulations promulgated under RCRA; (c) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 ET SEQ.) or any regulations promulgated under TSCA; (d) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (e) asbestos and asbestos-containing material, in any form, whether friable or non-friable;
(f) polychlorinated biphenyls; (g) lead and lead-containing materials; or
(h) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws; and "ENVIRONMENTAL LAWS" shall mean and include (a) CERCLA, RCRA and TSCA; and
(b) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to
(i) pollution, (ii) the protection or regulation of human health, natural resources or the environment, (iii) the treatment, storage or disposal of Hazardous Materials, or (iv) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

     The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease Agreement and, if such Lease Agreement is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease Agreement is executed, this Hazardous Materials Disclosure Certificate will be updated from time to time in accordance with Paragraph 32 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I [print name] STEPHEN P. FODOR, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) TENANT:

AFFYMETRIX, INC.,

a Delaware corporation

By:  /s/ Stephen P. Fodor
   -------------------------------

Title: President & CEO
      ----------------------------

Date: 7/30/99
     -----------------------------


INITIALS:

TENANT: /s/ SF
       --------

LANDLORD:
         ------

              Non-Waste Hazardous Materials Inventory Statement
        FOR USE BY ALL JURISDICTIONS WITHIN THE COUNTY OF SANTA CLARA

Site Address: 1170 Keifer, Sunnyvale                              Date: 8/2/99

----------------------------------------------------------------------------------------------------
 1.            2.                  3.               4.            5.                    6.

                              Chemical Name      Chemical                        Quantity Stored
                              Components &       Abstract      Physical
 LC     Common/Trade Name     Concentration      Service         State       Lgst.    Max.    Average
                                                    No.                      Cont.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
        Ethanol              X Same as Column 2   64-17-5      X pure         0.5       3        2
                                                                 mixture
                                                                 -------
                                                                 solid
                                                               X liquid
                                                                 gas
-----------------------------------------------------------------------------------------------------
        Isopropyl alcohol     X Same as Column 2  67-63-0      X pure         0.5       3        2
                                                                 mixture
                                                                 -------
                                                                 solid
                                                               X liquid
                                                                 gas
-----------------------------------------------------------------------------------------------------
        Acetone               X Same as Column 2  67-64-1      X pure         0.5       2        1
                                                                 mixture
                                                                 -------
                                                                 solid
                                                               X liquid
                                                                 gas
-----------------------------------------------------------------------------------------------------
        Diesel                X Same as Column 2  68334-30-5   X pure         150       150      150
                                                                 mixture
                                                                 -------
                                                                 solid
                                                               X liquid
                                                                 gas
-----------------------------------------------------------------------------------------------------
        Triton X-100          Same as Column 2    NA             pure         0.5       2        1
                             Salt solution                     X mixture
                                                                 -------
                                                                 solid
                                                               X liquid
                                                                 gas
-----------------------------------------------------------------------------------------------------
        20X SSPE Buffer       Same as Column 2    NA             pure         0.5       2        1
                             Salt solution                     X mixture
                                                                 -------
                                                                 solid
                                                               X liquid
                                                                 gas
-----------------------------------------------------------------------------------------------------
        Envirocide Surface    Same as Column 2    NA             pure         0.5       2        1
        Disinfectant                                           X mixture
                                                                 -------
                                                                 solid
                                                               X liquid
                                                                 gas
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
 1.            2.                7.        8.                    9.                 10.

                                          Days           Storage Codes             SARA
                                           On                                      Hazard
 LC     Common/Trade Name       Units     Site     Cont                            Class
                                                   Type(s)   Pressure   Temp.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
        Ethanol                 X gal.    365       M        X amb.     X amb.      X Fire
                                  lbs.                         > amb.     > amb.      pressure
                                  cu. ft.                      < amb.     < amb.      reactive
                                  u. cur.                                 cryo.       Immediate
                                                                                      delayed

-----------------------------------------------------------------------------------------------------
        Isopropyl alcohol       X gal.    365       M        X amb.     X amb.      X Fire
                                  lbs.                         > amb.     > amb.      pressure
                                  cu. ft.                      < amb.     < amb.      reactive
                                  u. cur.                                 cryo.       Immediate
                                                                                      delayed

-----------------------------------------------------------------------------------------------------
        Acetone                 X gal.    365       M        X amb.     X amb.      X Fire
                                  lbs.                         > amb.     > amb.      pressure
                                  cu. ft.                      < amb.     < amb.      reactive
                                  u. cur.                                 cryo.       Immediate
                                                                                      delayed

-----------------------------------------------------------------------------------------------------
        Diesel                  X gal.    365       R        X amb.     X amb.        Fire
                                  lbs.                         > amb.     > amb.      pressure
                                  cu. ft.                      < amb.     < amb.      reactive
                                  u. cur.                                 cryo.       Immediate
                                                                                      delayed

-----------------------------------------------------------------------------------------------------
        Triton X-100            X gal.    365       M        X amb.     X amb.        Fire
                                  lbs.                         > amb.     > amb.      pressure
                                  cu. ft.                      < amb.     < amb.      reactive
                                  u. cur.                                 cryo.       Immediate
                                                                                      delayed

-----------------------------------------------------------------------------------------------------
        20X SSPE Buffer         X gal.    365       M        X amb.     X amb.        Fire
                                  lbs.                         > amb.     > amb.      pressure
                                  cu. ft.                      < amb.     < amb.      reactive
                                  u. cur.                                 cryo.       Immediate
                                                                                      delayed

-----------------------------------------------------------------------------------------------------
        Envirocide Surface      X gal.    365       M        X amb.     X amb.        Fire
        Disinfectant              lbs.                         > amb.     > amb.      pressure
                                  cu. ft.                      < amb.     < amb.      reactive
                                  u. cur.                                 cryo.       Immediate
                                                                                      delayed

-----------------------------------------------------------------------------------------------------

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